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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 4, 1999



                                  GO2NET, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                                   0-22047                         91-1710182
(State or other jurisdiction of              (Commission File                   (IRS Employer
incorporation or organization)                    Number)                   Identification Number)


    999 Third Avenue, Suite 4700
             Seattle, WA                             98104
  (Address of principal executive                 (Zip Code)
    offices)


        Registrant's telephone number, including area code (206) 447-1595






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



Item 2.  Acquisition or Disposition of Assets

         On August 4, 1999, Go2Net, Inc., a Delaware corporation (the "Company"), entered into an Interest Purchase Agreement (the "Agreement") by and among the Company, Dogpile, LLC, a Delaware limited liability company ("Dogpile"), Pile, Inc., a California corporation ("Pile"), Thunderstone Software LLC, an Ohio limited liability company ("Thunderstone"), the stockholders of Pile and the member of Thunderstone, pursuant to which the Company purchased all of the outstanding membership interests of Dogpile (the "Purchase").

         In the Purchase, the Company purchased all outstanding membership interests of Dogpile in exchange for 682,156 shares of Common Stock, par value $.01 per share, of the Company and $15,000,000 in cash. The source of the cash consideration was the Company's working capital. The Company may, in certain circumstances, pay additional consideration consisting of cash and/or shares of Common Stock, par value $.01, of the Company valued at an aggregate of up to $15,000,000 pursuant to the terms of the Purchase Agreement.

         Under the terms of the Agreement and related Escrow Agreement dated as of August 4, 1999, an aggregate of 93,797 shares of Common Stock of the Company will be held in escrow for the purpose of indemnifying the Company against certain liabilities of Dogpile and its members. The escrow will expire on the first anniversary of the Purchase.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Business Acquired.

                           Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

                  (b)      Pro Forma Financial Information.

                           Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

                  (c)      Exhibits

                           2.1 Interest Purchase Agreement dated as of August 4, 1999 by and among Go2Net, Inc., Dogpile, LLC, Pile, Inc., Thunderstone Software LLC, the stockholders of Pile, Inc. and the member of Thunderstone Software LLC.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GO2NET, INC.


Date: August 17, 1999                  By:  /s/ Russell C. Horowitz
                                           -------------------------
                                           Russell C. Horowitz
                                           Chief Executive Officer

                                                            Exhibit 2.1



                                 EXECUTION COPY

                           INTEREST PURCHASE AGREEMENT
                                  BY AND AMONG
                                  GO2NET, INC.
                                  DOGPILE, LLC
                           THE MEMBERS OF DOGPILE LLC
                         THE STOCKHOLDERS OF PILE, INC.
                                       AND
                     THE MEMBER OF THUNDERSTONE SOFTWARE LLC
                              DATED AUGUST 4, 1999



                                TABLE OF CONTENTS

                                                                                                      Page


ARTICLE I

         PURCHASE AND SALE OF MEMBERSHIP INTERESTS.......................................................1
         1.1      Purchase and Sale......................................................................1
         1.2      Total Consideration....................................................................1
         1.3      Consideration..........................................................................2
         1.4      Closing................................................................................4
         1.5      Deliveries by the Members..............................................................4
                  1.6      Payment of Consideration.  ...................................................4
                           ------------------------
         1.7      No Fractional Securities...............................................................4
                  ------------------------
         1.8      Adjustment Event.......................................................................5
                  ----------------
         1.9      Escrow.................................................................................5
                  ------
         1.10     Allocation of Purchase Price...........................................................5
                  ----------------------------

ARTICLE II

         REPRESENTATIONS AND WARRANTIES
         OF THE COMPANY, THE MEMBERS AND THE PILE STOCKHOLDERS
          ...............................................................................................5
         2.1      Corporate Organization.................................................................6
         2.2      Authorization..........................................................................6
         2.3      Consents and Approvals; No Violations..................................................6
         2.4      Capitalization.........................................................................7
         2.5      Financial Statements; Business Information.............................................8
         2.6      Absence of Undisclosed Liabilities.....................................................8
         2.7      Absence of Certain Changes or Events...................................................8
         2.8      Legal Proceedings, etc.................................................................9
         2.9      Taxes..................................................................................9
         2.10     Title to Properties and Related Matters...............................................11
         2.11     Intellectual Property; Proprietary Rights; Employee Restrictions......................13
         2.12     Contracts.............................................................................15
         2.13     Employees; Employee Benefits..........................................................17
         2.14     Compliance with Applicable Law........................................................19
         2.15     Ability to Conduct the Business.......................................................19
         2.16     Major Customers.......................................................................20
         2.17     Consultants, Sales Representatives and Other Agents...................................20


                                        i





         2.18     Accounts Receivable...................................................................20
                  -------------------
         2.19     Insurance.............................................................................20
                  ---------
         2.20     Bank Accounts; Powers of Attorney.....................................................20
                  ---------------------------------
         2.21     Minute Books, etc.....................................................................21
                  ------------------
         2.22     Related Person Indebtedness and Contracts.............................................21
                  -----------------------------------------
         2.23     Brokers; Payments.....................................................................21
                  -----------------
         2.24     Company Action........................................................................21
                  --------------
         2.25     Year 2000 Matters.....................................................................22
                  -----------------
         2.26     Disclosure............................................................................22
                  ----------

ARTICLE III
         REPRESENTATIONS AND WARRANTIES
         OF THE  MEMBERS................................................................................22
         3.1      Authorization; etc....................................................................22
         3.2      Parent Common Stock...................................................................24

ARTICLE IV REPRESENTATIONS AND WARRANTIES
         OF THE PILE STOCKHOLDERS.......................................................................26
         4.1      Authorization; etc....................................................................26
         4.2      Parent Common Stock...................................................................26

ARTICLE V

         REPRESENTATIONS AND WARRANTIES
         OF RICHARDS....................................................................................29
         5.1      Authorization; etc....................................................................29
         5.2      Parent Common Stock...................................................................29

ARTICLE VI

         REPRESENTATIONS AND WARRANTIES
         OF THE PARENT..................................................................................31
         6.1      Corporate Organization................................................................31
         6.2      Authorization.........................................................................32
         6.3      Consents and Approvals; No Violations.................................................32
         6.4      Capitalization........................................................................33
         6.5      SEC Reports and Financial Statements..................................................33
         6.6      Litigation............................................................................34
         6.7      Compliance with Applicable Law........................................................34
         6.8      Brokers; Payments.....................................................................35
         6.9      Disclosure............................................................................35


                                       ii





         6.10     Validity of Shares....................................................................35
                  ------------------

ARTICLE VII

         CONDUCT OF BUSINESS PRIOR TO THE CLOSING.......................................................35
         7.1      Conduct of Business of the Company....................................................35
         7.2      Other Negotiations....................................................................37

ARTICLE VIII

         ADDITIONAL AGREEMENTS..........................................................................37
         8.1      Access to Properties and Records......................................................37
         8.2      Transfer of Interests.................................................................38
         8.3      Reasonable Efforts; etc...............................................................38
         8.4      Material Events.......................................................................38
         8.5      Fees and Expenses.....................................................................38
         8.6      Nasdaq National Market Listing........................................................38
         8.7      Supplements to Disclosure Schedules...................................................39
         8.8      Allocation of Purchase Price..........................................................39

ARTICLE IX

         COVENANTS OF  MEMBERS AND PILE STOCKHOLDERS....................................................39
         9.1      Pile and Pile Stockholders Non-competition............................................39
         9.3      Allocation............................................................................40

ARTICLE X

         CONDITIONS TO THE OBLIGATIONS OF
         THE PARENT.....................................................................................40
         10.1     Representations and Warranties True...................................................41
         10.2     Performance...........................................................................41
         10.3     Absence of Litigation.................................................................41
         10.4     Consents..............................................................................41
         10.5     Additional Agreements.................................................................41
         10.6     Assignments...........................................................................42
         10.7     Approval..............................................................................42
         10.8     ......................................................................................42
         Payment of Indebtedness........................................................................42
         10.9     Due Diligence.........................................................................42
         10.10    Questionnaires........................................................................42


                                       iii





         10.11    Opinion of Thompson, Hine & Flory LLP.................................................42
         10.12    Resignations..........................................................................42
         10.13    Supporting Documents..................................................................42

ARTICLE XI

         CONDITIONS TO THE OBLIGATIONS OF THE
         COMPANY AND THE MEMBERS........................................................................43
         11.1     Representations and Warranties True...................................................43
         11.2     Performance...........................................................................44
         11.3     Absence of Litigation.................................................................44
         11.4     Consents..............................................................................44
         11.5     Additional Agreements.................................................................44
         11.6     Cash and Shares of Parent Common Stock; Escrow Deposit................................44
         11.7     Opinion of Hutchins, Wheeler & Dittmar................................................45
         11.8     Supporting Documents..................................................................45

ARTICLE XII

         TERMINATION....................................................................................45
         12.1     Termination...........................................................................45
         12.2     Effect of Termination.................................................................46

ARTICLE XIII

         INDEMNIFICATION; SURVIVAL OF
         REPRESENTATIONS AND WARRANTIES.................................................................46
         13.1     Indemnity Obligations.................................................................46
         13.2     Notification of Claims................................................................47
         13.3     Duration..............................................................................48
         13.4     Escrow.  .............................................................................49
         13.5     No Contribution.......................................................................49

ARTICLE XIV

         REGISTRATION RIGHTS............................................................................50
         14.1     Registrable Shares....................................................................50
         14.2     Required Registration.................................................................50
         14.3     Effectiveness; Suspension Right.......................................................50
         14.4     Expenses..............................................................................51
         14.5     Indemnification.......................................................................51


                                       iv





         14.6     Procedures for Sale of Shares Under Registration Statement............................54
         14.7     Transferability of Registration Rights................................................55

ARTICLE XV

         MISCELLANEOUS PROVISIONS.......................................................................55
         15.1     Amendment.............................................................................55
         15.2     Waiver of Compliance..................................................................55
         15.3     Notices...............................................................................55
         15.4     Assignment............................................................................56
         15.5     No Third Party Beneficiaries..........................................................57
         15.6     Public Announcements..................................................................57
         15.7     Counterparts..........................................................................57
         15.8     Headings..............................................................................57
         15.9     Entire Agreement......................................................................57
         15.10    Governing Law.........................................................................57
         15.11    Arbitration...........................................................................58



                           INTEREST PURCHASE AGREEMENT

         INTEREST PURCHASE AGREEMENT dated as of August 4, 1999 by and among Go2Net, Inc., a corporation organized under the laws of the State of Delaware (the "Parent"); Dogpile, LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"); Pile, Inc., a California corporation ("Pile") and Thunderstone Software LLC, an Ohio limited liability company ("Thunderstone," and together with Pile, the "Members") who together own all of the membership interests in the Company; Aaron Flin, Sharon Flin, Roya Koutchekinia Flin, Melvin C. Hollenbeck and Warren G. Weis who together own all of the issued and outstanding stock of Pile (together, the "Pile Stockholders") and P. Barton Richards the sole member of Thunderstone ("Richards").

         WHEREAS, the respective Boards of Directors of the Parent and Pile, the Board of Representatives of the Company, the Manager of Thunderstone, the Pile Stockholders and Richards have approved the sale of all of the membership interests in the Company to the Parent in exchange for the consideration provided for in this Agreement, all upon the terms and subject to the conditions set forth herein; and

         WHEREAS, as a condition and inducement to Parent's willingness to enter into this Agreement, the Members, the Pile Stockholders and Richards have signed this Agreement and the other documents contemplated hereby;

         NOW,   THEREFORE,   in   consideration   of   the   mutual   covenants,
representations, warranties and agreements set forth herein, and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE I

                    PURCHASE AND SALE OF MEMBERSHIP INTERESTS

         1.1 Purchase and Sale. Upon the terms and subject to the conditions contained in this Agreement, at the Closing (as defined in Section 1.4 below), each of the Members shall sell, assign, transfer and deliver to Parent (or a designated subsidiary thereof), and Parent (or a designated subsidiary thereof) will accept and purchase from the Members, all of the membership interests in the Company (the "Company Membership Interests") owned or held by the Members, free and clear of all liens, which shall constitute one hundred percent (100%) of the existing Company Membership Interests.

         1.2 Total Consideration. The consideration payable to the Members upon the terms and subject to the conditions contained in this Agreement, in reliance upon the representations, warranties and agreements of the Company, the Members, the Pile Stockholders and Richards contained herein, and in consideration of the sale, assignment, transfer and delivery of the Company Membership Interests, shall consist of (a) shares of the Common Stock, $0.01 par value per share, of the Parent ("Parent Common Stock") issuable and cash payable at the Closing, as provided in Section 1.3(a), and (b) shares of Parent Common Stock issuable and cash to be payable from time to time thereafter pursuant to Section 1.3(b) in accordance with the terms of this Agreement. The shares of Parent Common Stock (including the Escrow Shares, as defined below) issuable and cash payable at the Closing as provided herein shall in the aggregate be referred to as the "Initial Consideration."

         1.3      Consideration.

                  (a) The Initial Consideration shall consist of (i) the number of shares of Parent Common Stock obtained by dividing $40,000,000 by the Closing Market Price (as hereinafter defined) and (ii) an amount in cash equal to $15,000,000. Payment of the Initial Consideration shall be made to the Members ratably as set forth on Schedule 1.3(a) attached hereto. The aggregate number of shares of Parent Common Stock issued pursuant to this Section 1.3(a) shall be referred to in this Agreement as the "Initial Consideration Shares." For purposes of this Agreement, the term "Closing Market Price" shall mean the average of the closing prices for shares of Parent Common Stock on The Nasdaq National Market for each of the five trading days ending immediately prior to the Closing Date. Schedule 1.3(a) attached hereto sets forth, with respect to the Initial Consideration, (i) the Closing Market Price, (ii) the aggregate number of Initial Consideration Shares, (iii) the aggregate cash payment to be paid in connection with the Closing and (iv) the allocation of the Initial Consideration between the Members.

                  (b) The Initial Consideration will be increased as more specifically described in Schedule 1.3(b) in the event that during each of the three respective six (6) month periods described in Schedule 1.3(b) the Company achieves the specified amounts of revenues (determined in accordance with generally accepted accounting principles) and usage (determined by unique IPs calculated on a methodology reasonably agreed upon by the parties) for such period. All usage generated by the assets in the Company as of the Closing shall be included in measuring performance for purposes of this paragraph, provided with respect to Texis that all unique IPs for any web pages of which Texis is a predominate component shall be included. In addition, with respect to the sale of advertising on the Company's websites, the Parent agrees to apply the same standards of acceptance, delivery and pricing as it does throughout the Go2Net Network. So long as Aaron Flin is employed by the Parent, in Parent's sole discretion, he will have input on the Company's strategic direction. If Mr. Flin's employment with the Parent is terminated without Cause (as defined in the offer letter between the Parent and Mr. Flin dated as of August 2, 1999) during the 18 month period following the Closing, then during the remainder of such 18 month period, the Parent shall use reasonable commercial efforts to commercialize dogpile.com in a manner substantially consistent with the commercialization of dogpile.com prior to the date hereof. The revenues and usage will be computed by Parent within forty five

(45) days of the end of each six (6) month period and, to the extent earned, such additional consideration shall be paid, at the Parent's option, in shares of Parent Common Stock (or the stock of any entity, or parent of such entity, that acquires all or substantially all of the assets or outstanding securities of Parent or with or into which Parent merges (an "Acquiror")) (valued based on the average of the closing price for such Common Stock for the five (5) trading days immediately prior to payment) (the "Additional Shares"), cash or any combination thereof . Provided that Parent does not receive a Notice of Objection (as defined below), such additional purchase price shall be paid not less than five (5) business days and not more than fifteen (15) days following such computation, otherwise such payment shall be made within fifteen (15) days following resolution of any such objection set forth in the Notice of Objection. The additional purchase price will be allocated in accordance with Schedule 1.3(b).

     At such time as the Company's revenues and usage are determined for each six-month period described above in this Section 1.3(b), Parent shall provide the Member Representatives (as appointed pursuant to the Escrow Agreement, as defined below) with a statement setting forth the calculation of such revenues and usage for such period. In the event that the Member Representatives do not object to the determination by Parent of such revenues and usage by written notice of objection (the "Notice of Objection@) delivered to Parent within five
(5) business days after the Member Representatives' receipt of such determination, such Notice of Objection to describe in reasonable detail the Member Representatives' proposed adjustments to the proposed revenues and usage determination, the proposed revenues and usage for such period shall be deemed final and binding.

     If the Member Representatives do deliver a Notice of Objection to Parent, then the dispute shall be resolved as follows:

               (W) The Member Representatives and Parent shall promptly endeavor in good faith to agree upon the calculation of revenues and usage for such period. In the event that a written agreement determining the amount of revenues and usage has not been reached within ten (10) days after the date of receipt by Parent from the Member Representatives of the Notice of Objection thereto, then Parent's determination of revenues and usage and the Notice of Objection shall be submitted to a nationally recognized firm of certified public accountants mutually acceptable to Parent and the Member Representatives, but excluding any accounting firm that has at any time had a significant representation of the Parent or the Company (the "Arbitrator@).

               (X) Within thirty (30) days of the submission of any dispute concerning the determination of revenues and usage to the Arbitrator, each of the Parent and the Member Representatives shall have had the opportunity to present their positions as to the disputed items(s), and the Arbitrator shall render a decision in accordance with this Section

1.3(b) along with a statement of reasons therefor. The decision of the Arbitrator shall be final and binding upon the parties hereto.

   (Y) The fees and expenses of the Arbitrator shall be paid by the parties in the proportion determined by the Arbitrator, which shall make its determination based upon the relative reasonableness of the submissions of the parties made to the Arbitrator in relation to the disputed items.
                           (Z) In determining  revenues and usage,  Parent shall
provide the
Member Representatives and their representatives reasonable access to the books and records of the Company concerning usage and revenues, and Parent shall (and shall cause the Company to) cooperate with the Member Representatives and their representatives in their analysis and determination of revenues and usage.

         1.4 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Article XII and subject to the satisfaction or waiver of the conditions set forth in Articles X and XI, the consummation of the transactions described in Sections 1.1, 1.2 and 1.3(a) of this Agreement (the "Closing") will take place as promptly as practicable (and in any event within two (2) business days) after satisfaction or waiver of the conditions set forth in Articles X and XI which shall be August 4, 1999, at the offices of Hutchins, Wheeler & Dittmar, A Professional Corporation, 101 Federal Street, Boston, Massachusetts, unless another date, time or place is agreed to in writing by the Company and the Parent. The date of such Closing is referred to herein as the "Closing Date."

         1.5 Deliveries by the Members. At the Closing, the Members will deliver to Parent (a) the various certificates, instruments and documents referred to in
Article X below, and (b) and any other documents that are necessary to transfer to Parent good title to all Company Membership Interests free and clear of all liens, and Parent will deliver to the Members the various certificates, instruments, and documents referred to in Article XI below.

         1.6 Payment of Consideration. The certificates representing shares of Parent Common Stock (other than the Escrow Deposit, as defined below) will be delivered to the Members within ten (10) business days after the Closing. The cash component of the Initial Consideration shall, at Closing, be wired to an account designated by the Member Representatives as set forth in Schedule 1.6 for further distribution by the Member Representatives ratably to the Members (as herein defined) in accordance with Schedule 1.3(a) attached hereto, less any expenses allocated to the Members pursuant to Section 8.5.

         1.7 No Fractional Securities. No fractional shares of Parent Common Stock shall be issuable by the Parent upon the purchase of Company Membership Interests. In lieu of any such fractional shares, each holder of Company Membership Interests who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock shall be entitled to receive instead an amount in cash equal to such fraction multiplied by the Closing Market Price.

         1.8 Adjustment Event. If, between the date hereof and the Closing Date or during any period of time in which the value of Parent Common Stock is required to be determined for payments made pursuant to Section 1.3, the issued and outstanding shares of Parent Common Stock shall have been combined, split, reclassified or otherwise changed into a different number of shares or a different class of shares, an appropriate adjustment to the calculations made pursuant to Section 1.3(b) shall be made to fully reflect such change in such manner as is reasonably and mutually acceptable to the Parent and the Member Representatives.

         1.9 Escrow. At the Closing, Parent will deposit in escrow on behalf of the holders of Company Membership Interests certificates representing Initial Consideration Shares with a value based upon the Closing Market Price equal to ten percent (10%) of the Initial Consideration (the "Escrow Shares") (which shall reduce the Initial Consideration Shares issuable to such holders of Company Membership Interests under Section 1.3(a)) allocated among the holders of Company Membership Interests based on the proportion of Company Membership Interests held by them at the Closing (the shares represented by such certificates or the proceeds from any permitted sales of such shares collectively referred to herein as the "Escrow Deposit"). The Escrow Deposit shall be held as security for the indemnification obligations under Article XIII pursuant to the provisions of an Escrow Agreement (the "Escrow Agreement") in the form of Exhibit A attached hereto.

         1.10 Allocation of Purchase Price. The Initial Consideration shall be allocated among the assets of the Company as set forth on Schedule 1.10 attached hereto which shall be prepared in accordance with Section 8.8 hereof. Both parties agree to file IRS Form 8594 as attached hereto as Exhibit 1.10 and shall report taxes consistent therewith.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
              OF THE COMPANY, THE MEMBERS AND THE PILE STOCKHOLDERS

         The Company, jointly and severally and the Members and the Pile Stockholders severally and not jointly represent and warrant to the Parent, as of the date of this Agreement and as of the Closing Date, as set forth below, subject to the exceptions set forth in the disclosure schedules attached hereto (the "Disclosure Schedules"), the section numbers and letters of which correspond to the section and subsection numbers and letters of this Agreement. Other than Sections 2.1, 2.2, 2.3 and 2.4 or where otherwise indicated, for the purposes of this Article II, the Company shall be deemed to include the sole proprietorship known as Unusual Solutions, Unusual Solutions partnership, and Pile as predecessors in interest.

         2.1 Corporate Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has no Subsidiaries (as that term is hereinafter defined). The Company has all requisite power and authority to own, operate and lease the properties and assets it now owns, operates and leases and to carry on its business as presently conducted. The Company is duly qualified to transact business as a foreign limited liability company and is in good standing in the jurisdictions set forth in Schedule 2.1, which are the only jurisdictions where such qualification is required by reason of the nature of the properties and assets currently owned, operated or leased by it or the business currently conducted by it, except for such jurisdictions where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect (as defined below). The Company has previously delivered to the Parent complete and correct copies of its Certificate of Formation (certified by the secretary of state of the jurisdiction in which it was formed as of a recent date) and its Limited Liability Company Agreement (certified by the Secretary of the Company as of a recent date). Except as set forth in Schedule 2.1, neither the Company's Certificate of Formation nor its Limited Liability Company Agreement have been amended since the date of certification thereof, nor has any action been taken for the purpose of effecting any amendment of such instrument. The term "Company Material Adverse Effect" means, for purposes of this Agreement, any change, event or effect that is, or that would be, materially adverse to the business, operations, assets, liabilities, financial condition or results of operations of the Company.

         2.2 Authorization. The Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly approved by the Board of Representatives of the Company and by the Members of the Company, and no other proceeding on the part of the Company is necessary to approve and authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or in equity.

         2.3 Consents and Approvals; No Violations. Subject to compliance with applicable federal and state securities laws, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not:
(i) violate or conflict with any provision of the Certificate of Formation or Limited Liability Company Agreement of the Company, (ii) breach, violate or constitute an event of default (or an event which with the lapse of time or the giving of notice or both would constitute an event of default) under, give rise to any right of termination, cancellation, modification or acceleration under, or require any consent or the giving of any notice under, any note, bond, indenture, mortgage, security agreement, lease, license, franchise, permit, agreement or other instrument or obligation to which the Company is a party, or by which the Company or any of its properties or assets may be bound, or result in the creation of any lien, claim or encumbrance or other right of any third party of any kind whatsoever upon the properties or assets of the Company pursuant to the terms of any such instrument or obligation, other than any breach, violation, default, termination, cancellation, modification or acceleration which would not have a Company Material Adverse Effect, (iii) violate or conflict with any law, statute, ordinance, code, rule, regulation, judgment, order, writ, injunction, decree or other instrument of any federal, state, local or foreign court or governmental or regulatory body, agency or authority applicable to the Company or by which any of its properties or assets may be bound except for such violations and conflicts which would not have a Company Material Adverse Effect or (iv) require, on the part of the Company, any filing or registration with, or permit, license, exemption, consent, authorization or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority, other than any filing, registration, permit, license, exemption, consent, authorization, approval or notice which if not obtained would not have a Company Material Adverse Effect.

         2.4      Capitalization.

                  (a)  The  Company  has two  series  of  membership  interests:
Non-Voting Membership Interests and Voting Membership Interests. The only existing Company Membership Interests are Voting Membership Interests, and a complete and correct list of the holders of such Company Membership Interests as well as the percentage of the Company Membership Interests held by each is set forth on Schedule 2.4(a). There are no existing NonVoting Membership Interests. All of the issued and outstanding Company Membership Interests were duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of any preemptive rights or federal or state securities laws. Except as disclosed in Schedule 2.4(a) hereto, the Company has never repurchased or redeemed any Company Membership Interests, and there are no amounts owed or which may be owed to any person by the Company as a result of any repurchase or redemption of Company Membership Interests. Except as disclosed in Schedule 2.4(a) hereto, there are no agreements, arrangements or understandings to which the Company is a party or by which it is bound to redeem or repurchase any Company Membership Interests. There are no outstanding options, warrants or other rights to purchase, or any securities convertible into or exchangeable for, Company Membership Interests, and there are no agreements, arrangements or understandings to which the Company is a party or by which it is bound pursuant to which the Company is or may be required to issue additional Company Membership Interests.

                  (b) The Company does not own, directly or indirectly, any equity securities, or options, warrants or other rights to acquire equity securities, or securities convertible into or exchangeable for equity securities, of any other corporation, or any partnership interest in any general or limited partnership or unincorporated joint venture (a "Subsidiary").

         2.5 Financial Statements;  Business Information. (a) Attached hereto as
Schedule 2.5(a) are (i) the balance sheet of the Company as of June 30, 1999 (the "Balance Sheet") and the statements of income for the fiscal period from April 20, 1999 to June 30, 1999, and (ii) the balance sheets of Pile as of July 30, 1999 and the statements of income of Pile for the fiscal period from August 1, 1998 to July 30, 1999 (hereinafter collectively referred to as the "Financial Statements"). The Financial Statements (i) have been prepared from the books and records of the Company, (ii) have been prepared in accordance with generally accepted accounting principles consistently applied during the periods covered thereby, and (iii) present fairly in all material respects the financial condition and results of operations of the Company as at the dates, and for the periods, stated therein, except that the Financial Statements are subject to normal year-end adjustments which will not be individually or in the aggregate material in amount or effect.

                  (b) Schedule 2.5(b) attached hereto sets forth certain statistics regarding the Company's business which are true and correct in all material respects as of the dates stated in the Schedule. Without limiting the materiality of any other representations, warranties and covenants of the
Company and the Members contained herein, the Company and the Members specifically acknowledge that the accuracy of such statistics is material to the Parent's decision to enter into the transactions contemplated by this Agreement and to issue the Initial Consideration Shares and to pay the cash portion of the Initial Consideration.

                  (c) As of the Closing Date, the Company shall have no outstanding indebtedness other than accounts payable incurred in the ordinary course of business.

         2.6  Absence  of  Undisclosed  Liabilities.  Except (i) as set forth on
Schedule  2.6,  (ii) as set forth or reserved  against in the Balance  Sheet and
(iii) for obligations and liabilities incurred since the date of the Balance Sheet in the ordinary course of business, which do not individually or in the aggregate exceed $5,000, the Company does not have any material liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise.

         2.7  Absence  of  Certain  Changes  or  Events.  Except as set forth in
Schedule 2.7, since the date of the Balance Sheet, the Company has carried on its business in all material respects in the ordinary course. Except as set forth on Schedule 2.7 hereto, since the date of the Balance Sheet, the Company has not: (i) incurred any material obligation or liability (whether absolute, accrued, contingent or otherwise) except in the ordinary course of business;
(ii) experienced any Company Material Adverse Effect; (iii) made any change in accounting principal or practice or in its method of applying any such principal or practice, (iv) suffered any material damage, destruction or loss, whether or not covered by insurance, affecting its properties, assets or business; (v) mortgaged, pledged or subjected to any lien, charge or other encumbrance, or granted to third parties any rights in, any of its assets, tangible or intangible; (vi) sold or transferred any of its assets, except in the ordinary course of business, or canceled or compromised any debts or waived any claims or rights of a material nature; (vii) issued any additional Company Membership Interests or any rights, options or warrants to purchase, or securities convertible into or exchangeable for, Company Membership Interests;
(viii) declared or paid any dividends on or made any distributions (however characterized) in respect of Company Membership Interests; (ix) repurchased or redeemed any Company Membership Interests; (x) granted any general or specific increase in the compensation payable or to become payable to any of its Employees (as that term is hereinafter defined) or any bonus or service award or other like benefit, or instituted, increased, augmented or improved any Benefit Plan (as that term is hereinafter defined); or (xi) entered into any agreement to do any of the foregoing.

         2.8 Legal Proceedings, etc. Except as set forth in Schedule 2.8, there are no suits, actions, claims, proceedings (including, without limitation, arbitral or administrative proceedings) or investigations pending or, to the best knowledge of the Company or its Members, threatened against the Company or its properties, assets or business or, to the best knowledge of the Company or its Members, pending or threatened against any of the officers, directors, employees, agents or consultants of the Company in connection with the business of the Company. There are no such suits, actions, claims, proceedings or investigations pending against the Company, or, to the best knowledge of the Company or its Members, threatened against the Company challenging the validity or propriety of the transactions contemplated by this Agreement. There is no judgment, order, injunction, decree or award (whether issued by a court, an arbitrator or an administrative agency) to which the Company is a party, or involving the Company's properties, assets or business, which is unsatisfied or which requires continuing compliance therewith by the Company.

         2.9      Taxes.

                  (a) Except as set forth in Schedule 2.9, the Company has duly and timely filed, all Tax returns and other filings in respect of Taxes (as that term is hereinafter defined) required to be filed by it on or prior to the date hereof, and has in a timely manner paid all Taxes which are (or will be) due for all periods ending on or before the date hereof, whether or not shown on such returns, except to the extent the Company has established adequate reserves on the Balance Sheet for such Taxes. All such Tax returns have been accurately and completely prepared in all material respects in compliance with all applicable laws, rules and regulations. The Company and the Members acknowledge that the Members hereby waive and agree that neither they nor any of their equity owners have any present or future claims against the Company for any past, present or future Tax payments.

                  (b) Except as set forth in Schedule 2.9 hereto, there are no actions or proceedings currently pending or, to the best knowledge of the Company or its Members, threatened against the Company by any governmental authority for the assessment or collection of Taxes, no claim for the assessment or collection of Taxes has been asserted against the Company, and there are no matters under discussion by the Company with any governmental authority regarding claims for the assessment or collection of Taxes. Any Taxes that have been claimed or imposed as a result of any examinations of any Tax return of the Company by any governmental authority are being contested in good faith and have been disclosed in writing to the Parent. Except as set forth in Schedule 2.9, there are no agreements or applications by the Company for an extension of time for the assessment or payment of any Taxes nor any waiver of the statute of limitations in respect of Taxes. There are no Tax liens on any of the assets of the Company, except for liens for Taxes not yet due or payable. Except as set forth in Schedule 2.9, to the best knowledge of the Company, no written claim has been received from any taxing authority in a jurisdiction in which the Company does not file Tax returns that it is or may be subject to taxation by that jurisdiction.

                  (c) For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean and include any and all United States, state, local, foreign or other income, sales, use, withholding, employment, payroll, social security, property taxes and all other taxes of any kind, deficiencies, fees or other governmental charges, including, without limitation, any installment payment for taxes and contributions or other amounts determined with respect to compensation paid to directors, officers, employees or independent contractors from time to time imposed by or required to be paid to any governmental authority (including penalties and additions to tax thereon, penalties for failure to file a return or report, and interest on any of the foregoing).

                  (d) The Company has been taxable as a partnership for state, federal and local income tax purposes at all times since its formation.

                  (e) The Company is not and has never been a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar agreement or arrangement, and the Company does not have any liability for Taxes of any person (other than the Company) under Treasury Regulation 1.1502-6 (or any similar provision of state, local or foreign law).

                  (f) The Company has withheld all amounts from its employees and other persons required to be withheld under the tax, social security, unemployment and other withholding provisions of all applicable federal, state, local and foreign laws.

                  (g) Neither the assets of the Company nor any interests in the Company constitute a "United States real property interest" within the meaning of Section 897(c) of the Internal Revenue Code of 1986, as amended (the "Code").

                  (h) All of the Members are U.S. residents for federal income tax purposes.

                  (i) Except as set forth in Schedule 2.9, there are no accounting method changes or proposed or threatened accounting method changes of the Company, nor any other item, that could give rise to an adjustment under
Section 481 of the Code for periods after the Closing Date, and the Company will not be required to make any such Section 481 adjustment as a result of the transaction contemplated by this Agreement.

                  (j) Except as set forth in Schedule 2.9, no power of attorney has been granted by the Company and is currently in force with respect to any matter relating to Taxes.

                  (k) Except as set forth in Schedule 2.9, there was no agreement, plan or arrangement covering any employee or independent contractor or former employee or independent contractor of Pile that, considered individually or considered collectively with any other such agreement, plan or arrangement, will (or has made), or could reasonably be expected to, give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G of the Code or that would be subject to an excise tax under Section 4999 of the Code, and as to any payment pursuant to any agreement, plan or arrangement set forth on Schedule 2.9, all requisite shareholder votes will (or have been) be taken or obtained by the Company so as to avoid the characterization of each such payment as a "parachute payment" for purposes of Sections 280G and 4999 of the Code.

                  (l) Pile is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Code, or comparable provisions of any state statutes, and none of the assets of Pile are subject to an election under
Section 341(f) of the Code or comparable provisions of any state statutes.

                  (m) The unpaid taxes of Pile did not as of its July 31, 1999 balance sheet exceed the reserve for tax liability (rather than any reserve for deferred taxes established to reflect timing differences between book and tax income) set forth on the face of said July 31, 1999 balance sheet (rather than in any notes thereto).

         2.10 Title to Properties and Related Matters. (a) Except as set forth on Schedule 2.10(a), the Company has good and valid title to all personal property, tangible or intangible, which the Company purports to own, including the properties reflected on the Balance Sheet or acquired after the date thereof (other than properties and assets sold or otherwise disposed of in the ordinary course of business since the date of the Balance Sheet), free and clear of any claims, liens, pledges, security interests or encumbrances of any kind whatsoever (other than (i) purchase money security interests and common law vendor's liens, in each case for goods purchased on open account in the ordinary course of business and having a fair market value of less than $5,000 in each individual case), (ii) liens for Taxes not yet due and payable, and (iii) such imperfections of title and encumbrances, if any, that are not material in character, amount or extent and that do not materially detract from the value, or materially interfere with the use of, the property subject thereto or affected thereby. Collectively, such property and the Intellectual Property Rights disclosed on Schedule 2.11 constitute all property, tangible or intangible, necessary to conduct the Company's business as presently conducted.

                  (b) The Company does not own any real property or any interest in real property.

                  (c) Schedule 2.10(c) sets forth a list, which is correct and complete in all material respects, of all equipment, machinery, instruments, vehicles, furniture, fixtures and other items of personal property currently owned or leased by the Company with a book value as of the date of Balance Sheet, in each case of $5,000 or more. All such personal property is in suitable operating condition and is physically located in or about one of the Company's places of business and is owned by the Company or is leased by the Company under one of the leases set forth in Schedule 2.10(d). Except as disclosed in Schedule 2.10(c), none of such personal property is subject to any agreement or commitment for its use by any person other than the Company. The maintenance and operation of such personal property has been in material conformance with all applicable laws and regulations except for such non-conformance as would not have a Company Material Adverse Effect. Except as set forth on Schedule 2.10(c), there are no assets leased by the Company or required for the operation of the Company that are owned, directly or indirectly, by any Related Person (as that term is hereinafter defined in Section 2.22).

                  (d) Schedule 2.10(d) sets forth a complete and correct list of all real property and personal property leases to which the Company is a party. The Company has previously delivered to the Parent complete and correct copies of each lease (and any amendments or supplements thereto) listed in Schedule 2.10(d). Except as set forth in Schedule 2.10(d), (i) each such lease is valid and binding, and in full force and effect, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or in equity; (ii) neither the Company nor (to the best knowledge of the Company or the Members) any other party is in default under any such lease, and no event has occurred which constitutes, or with the lapse of time or the giving of notice or both would constitute, a default by the Company or (to the best knowledge of the Company or the Members) a default by any other party under such lease; (iii) to the best knowledge of the Company or the Members, there are no disputes or disagreements between the Company and any other party with respect to any such lease; and (iv) there is no requirement under any such lease that the Company either obtain the lessor's consent to, or notify the lessor of, the consummation of the transactions contemplated by this Agreement.

         2.11 Intellectual Property;  Proprietary Rights; Employee Restrictions.
(a) Set forth on Schedule 2.11 is a list of all registered copyrights, copyright registrations and copyright applications, trademark registrations and applications for registration, patents and patent applications, trademarks, service marks, trade names, Internet domain names and Certain Intellectual Property (defined as set forth in Schedule 2.11) that are used by the Company in the Company's business as presently conducted. The items listed on Schedule 2.11, together with all other intellectual property rights owned by the Company and used in connection with its business and (i) all licenses, assignments and releases of intellectual property rights of others in material works embodied in the Company's products, (ii) any and all intellectual property rights, licenses, databases, computer programs and other computer software user interfaces, know-how, trade secrets, customer lists, proprietary technology, processes and formulae, source code, object code, algorithms, architecture, structure, display screens, layouts, development tools, instructions, templates and marketing materials created by or on behalf of the Company, and (iii) inventions, trade dress, logos and designs created by or on behalf of the Company are referred to as "Intellectual Property Rights." All Intellectual Property Rights purported to be owned by the Company which were developed, worked on or otherwise held by any employee, officer, consultant or otherwise are owned free and clear by the Company by operation of law or have been validly assigned to the Company.

                  Except as set forth on Schedule 2.11, the Company has the right pursuant to a license agreement or otherwise to include in the dogpile.com search engine all third-party search engines currently included therein. True and correct copies of all such licenses, assignments and releases of
Intellectual Property Rights have been provided to Parent prior to the date hereof, all of which are valid and binding agreements of the parties thereto, enforceable in accordance with their terms. All software (including source code) used to operate the website located at search.thunderstone.com with its existing features and functionality is owned by the Company, except Texis which is licensed to the Company under the license agreement dated April 20, 1999 between the Company and Thunderstone.

                  All services provided to the Company by non-employees in respect of the creation, modification or improvement of any Intellectual Property Rights purported to be owned by the Company (including, without limitation, software, hardware, copyrightable works and the like) have been performed pursuant to agreements with the Company that assign to the Company ownership of such Intellectual Property Rights, each of which is a valid and binding agreement of the parties thereto, enforceable in accordance with its terms. The Intellectual Property Rights are sufficient in all material respects to carry on the business of the Company as presently conducted. The Company has exclusive ownership of or license to use all Intellectual Property Rights identified in Schedule 2.11 as owned or licensed by the Company or has obtained any licenses, releases or assignments reasonably necessary to use all third parties' Intellectual Property Rights in works embodied in the Company's products, except as set forth on Schedule 2.11.

                  Except as set forth in Schedule 2.11, the Company has not received any notice or other claim from any person asserting that any of the Company's present activities infringe in any material respect or may infringe any Intellectual Property Rights of such person, and the present business activities or products of the Company do not infringe any Intellectual Property Rights of others.

         The Company has the right to use all trade secrets, data, customer lists, log files, hardware designs, programming processes, software and other information required for or incident to its products or its business (including, without limitation, the operation of its Web sites) as presently conducted in any material respect and, except for increases in license or support fees set forth on Schedule 2.11, has no reason to believe that any of such information that is provided to the Company by third parties will not continue to be provided to the Company on the same terms and conditions as currently exist.

         The Company has taken all reasonable measures to protect and preserve the security and confidentiality of its trade secrets and other confidential information. To the best knowledge of the Company and the Members, all trade secrets and other confidential information of the Company are not part of the public domain or knowledge, nor, to the best knowledge of the Company and the Members, have they been misappropriated by any person having an obligation to maintain such trade secrets or other confidential information in confidence for the Company. To the best knowledge of the Company and the Members, no employee or consultant of the Company has used any trade secrets or other confidential information of any other person in the course of their work for the Company.

         The Company is the exclusive owner of all right, title and interest in its Intellectual Property Rights as purported to be owned by the Company, and to the Company's and the Members' best knowledge, such Intellectual Property Rights are valid and in full force and effect. No university, government agency (whether federal or state) or other organization which sponsored research and development conducted by the Company or has any claim of right to or ownership of or other encumbrance upon the Intellectual Property Rights of the Company. The Company is not aware of any infringement by others of its copyrights or other Intellectual Property Rights in any of its products, technology or services, or any violation of the confidentiality of any of its proprietary information. To the Company's and the Members' best knowledge, the Company is not making unlawful use of any confidential information or trade secrets of any past or present employees of the Company.

         Except as set forth in Schedule 2.11, neither the Company nor, to the best knowledge of the Company and the Members, any of the Company's Members or employees, have any agreements or arrangements with current or former employers of such Members or employees relating to (i) confidential information or trade secrets of such employers, or (ii) the assignment of rights by such Members or employees to any inventions, know-how or intellectual property of any kind. The Company and the Members have previously delivered to Parent true and correct copies of each agreement listed on Schedule 2.11. No such Members or employees are bound by any consulting agreement relating to confidential information or trade secrets of another entity that are being violated by such persons. The activities of the Company's employees on behalf of the Company do not violate in any material respects any agreements or arrangements known to the Company or any of the Members which any such employees or consultants have with former employers or any other entity to whom such employees or consultants may have rendered consulting services.

                  (b) The Company has all franchises, permits, licenses and other rights and privileges reasonably necessary to permit it to own its property and to conduct its business as it is presently conducted other than franchises, permits, licenses and other rights and privileges which if not held by the Company would not have a Company Material Adverse Effect or result in a fine or penalty in excess of $5,000 individually or in the aggregate.

                  (c) All Intellectual Property Rights used by the Company in connection with its business (including all object and source code) created or developed by Aaron Flin, Roya Koutchekinia Flin, Bill Hall, David Flin, Warren
G. Weis and Melvin Hollenbeck, are the sole and absolute property of the Company. No third party has any claim of right to or ownership of or other encumbrance upon such Intellectual Property Rights developed by Aaron Flin, Roya Koutchekinia Flin, Bill Hall, David Flin, Warren G. Weis and Melvin Hollenbeck.

         2.12     Contracts.

                  (a) Except as set forth on Schedule 2.12(a) or in any other schedule to the Disclosure Schedules, the Company is not a party to, or subject to:

     (i) any contract, arrangement or understanding, or series of related contracts, arrangements or understandings, which involves annual expenditures or receipts by the Company of more than $10,000;

     (ii) any note, indenture, credit facility, mortgage, security agreement or other contract, arrangement or understanding relating to or evidencing indebtedness for money borrowed or a security interest or mortgage in the assets of the Company;

     (iii) any guaranty issued by the Company;

     (iv)  any  contract,   arrangement   or   understanding   relating  to  the
acquisition, issuance or transfer of any securities;

     (v) any contract, arrangement or understanding relating to the acquisition, transfer, distribution, use, development, sharing or license of any technology or Intellectual Property Rights, including any contract or arrangement relating to the inclusion of third-party search engines located in the dogpile.com meta-search service, other than licenses granted in the ordinary course of business with a term of less than one year;

     (vi) any contract, arrangement or understanding granting to any person the right to use any property or property right of the Company other than licenses granted in the ordinary course of business with a term of less than one year;

        (vii) any contract, arrangement or understanding restricting the Company's or any Subsidiary's right to (A) engage in any business activity or compete with any business, or (B) develop or distribute any technology;

        (viii) any contract, arrangement or understanding relating to the employment of, or the performance of services of, any employee, consultant or independent contractor and pursuant to which the Company is required to pay more than $10,000 per year;

      (ix) any contract, arrangement or understanding with a Related Person (as that term is hereinafter defined); or

     (x) any outstanding offer, commitment or obligation to enter into any contract or arrangement of the nature described in subsections (i) through (ix) of this subsection 2.12(a).

                  (b) The Company has previously made available for inspection and copying to the Parent complete and correct copies (or, in the case of oral contracts, a complete and correct description) of each contract (and any amendments or supplements thereto) listed on Schedule 2.12(a). Except as set forth in Schedule 2.12(b), (i) each contract listed in Schedule 2.12(a) is in full force and effect; (ii) neither the Company nor (to the best knowledge of the Company or the Members) any other party is in default under any material contract, and no event has occurred which constitutes, or with the lapse of time or the giving of notice or both would constitute, a default by the Company or (to the best knowledge of the Company or the Members) a default by any other party under such contract; (iii) to the best knowledge of the Company or the Members, there are no disputes or disagreements between the Company and any other party with respect to any material contract; and (iv) each other party to each material contract has consented or been given notice (or prior to the Closing shall have consented or been given notice), where such consent or the giving of such notice is required by the applicable contract, sufficient that such contract shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement without modification in the rights or obligations of the Company thereunder.

                  (c) Except as set forth and described in Schedule 2.12(c), the Company has not issued any warranty or any agreement or commitment to indemnify any person other than in the ordinary course of business.

         2.13     Employees; Employee Benefits.

                  (a)  Schedule  2.13(a)  sets  forth the  names of all  current employees of the Company (the "Employees") and such Employee's job title, the location of employment of such Employee, such Employee's current salary, the amount of any bonuses or other compensation paid for the six month period ended June 30, 1999 to such Employee, the date of employment of such Employee and the accrued vacation time of such Employee. Schedule 2.13(a) hereto sets forth a true and correct statement of the liability, if any, of the Company for accrued but unused sick pay. Except as set forth on Schedule 2.13(a), there are no outstanding loans from the Company to any officer, director, employee, agent or consultant of the Company, or to any other Related Person. Schedule 2.13(a) hereto sets forth a complete and correct description of all severance policies of the Company. Complete and correct copies of all written agreements with Employees and all employment policies, and all amendments and supplements thereto, have previously been delivered or made available to the Parent, and a list of all such agreements and policies is set forth on Schedule 2.13(a). None of the Employees has, to the best knowledge of the Company or the Members, indicated any intention to terminate his or her employment, or any intention to terminate his or her employment upon a sale of, or business combination relating to, the Company or in connection with the transactions contemplated by this Agreement. Except as set forth on Schedule 2.13(a), since the date of the Balance Sheet, the Company has not (i) increased the salary or other compensation payable or to become payable to or for the benefit of any of the Employees, (ii) increased the term or tenure of employment for any Employee, except in the ordinary course of business, (iii) increased the amounts payable to any of the Employees upon the termination of any such person's employment or
(iv) adopted, increased, augmented or improved benefits granted to or for the benefit of any of the Employees under any Benefit Plan.

                  (b) Except as disclosed on Schedule 2.13(b), the Company has complied in all material respects with Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended, the Fair Labor Standards Act, as amended, the Immigration Reform and Control Act of 1986, and all applicable laws, rules and regulations governing payment of minimum wages and overtime rates, the withholding and payment of taxes from compensation, discriminatory practices with respect to employment and discharge, or otherwise relating to the conduct of employers with respect to Employees or potential employees, and there have been no claims made or, to the best knowledge of the Company or the Members, threatened thereunder against the Company arising out of, relating to or alleging any violation of any of the foregoing. Except as disclosed in Schedule 2.13(b), there are no material controversies, strikes, work stoppages, picketing or disputes pending or, to the best knowledge of the Company or the Members, threatened between the Company and any of the Employees or

Former Employees; no labor union or other collective bargaining unit represents or has ever represented any of the Employees, including any "leased employees" (within the meaning of Section 414(n) of the Code); no organizational effort by any labor union or other collective bargaining unit currently is under way or, to the best knowledge of the Company or the Members, threatened with respect to any Employees; and the consent of no labor union or other collective bargaining unit is required to consummate the transactions contemplated by this Agreement.

                  (c) Schedule 2.13(c) sets forth a list of each material defined benefit and defined contribution plan, stock ownership plan, employment or consulting agreement, executive compensation plan, bonus plan, incentive compensation plan or arrangement, deferred compensation agreement or arrangement, agreement with respect to temporary employees or "leased employees" (within the meaning of Section 414(n) of the Code), vacation pay, sickness, disability or death benefit plan (whether provided through insurance, on a funded or unfunded basis or otherwise), employee stock option, stock appreciation rights or stock purchase plan, severance pay plan, cafeteria plan, arrangement or practice, employee relations policy, practice or arrangement, and each other employee benefit plan, program or arrangement, including, without limitation, each "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which has been maintained by the Company for the benefit of or relating to any of the Employees or to any Former Employees or their dependents, survivors or beneficiaries, whether or not legally binding, whether written or oral or whether express or implied, all of which are hereinafter referred to as the "Benefit Plans."

                  (d) Except as set forth on Schedule 2.13(d), each Benefit Plan which is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) or other form of retirement plan intended to meet the requirements of
Section 401(a) of the Code meets such requirements; the trust, if any, forming part of such plan is exempt from U.S. federal income tax under Section 501(a) of the Code; a favorable determination letter has been issued by the Internal Revenue Service (the "IRS") with respect to each plan and trust and each amendment thereto; and nothing has occurred since the date of such determination letter that would adversely affect the qualification of such plan. No Benefit Plan is an "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) that at any time prior to the Closing was not exempt from the annual reporting requirement set forth in Section 104(a) of ERISA. No Benefit Plan is a "voluntary employees beneficiary association" (within the meaning of section 501(c)(9) of the Code) and there have been no other "welfare benefit funds" (within the meaning of Section 419 of the Code) relating to Employees or Former Employees. No event or condition exists with respect to any Benefit Plan that could subject the Company to any material Tax under Section 4980B of the Code, or other applicable law. With respect to each Benefit Plan, the Company has heretofore delivered or made available to the Parent complete and correct copies of the following documents, where applicable and to the extent available: (i) the most recent annual report (Form 5500 series), together with schedules, as required, filed with the IRS, and any financial statements and opinion required by Section 103(a)(3) of ERISA, (ii) the most recent determination letter issued by the IRS, (iii) the most recent summary plan description and all modifications, as well as all other descriptions distributed to Employees or set forth in any manuals or other documents, (iv) the text of the Benefit Plan and of any trust, insurance or annuity contracts maintained in connection therewith and (v) the most recent actuarial report, if any, relating to the Benefit Plan.

                  (e) There is no agreement, plan or arrangement covering any employee or independent contractor or former employee or independent contractor of the Company that considered individually or considered collectively with any other such agreement, plan or arrangement, will, or could reasonably be expected to, give rise directly or indirectly to the payment of any amount as a result of the transactions contemplated by this Agreement that would not be deductible pursuant to Section 280G of the Code or that would be subject to an excise tax under Section 4999 of the Code.

         2.14 Compliance with Applicable Law. The Company is not in violation in any material respect of any applicable safety, health, environmental or other law, statute, ordinance, code, rule, regulation, judgment, order, injunction, writ or decree of any federal, state, local or foreign court or governmental or regulatory body, agency or authority having, asserting or claiming jurisdiction over it or over any part of its business, operations, properties or assets, except for any violation that would not have a Company Material Adverse Effect or resulting fine or penalty in excess of $10,000 individually or in the aggregate. The Company has not received any written notice alleging any such violation, nor to the best knowledge of the Company or any Members, is there any inquiry, investigation or proceedings relating thereto.

         2.15 Ability to Conduct the Business. There is no agreement, arrangement or understanding, nor any judgment, order, writ, injunction or decree of any court or governmental or regulatory body, agency or authority applicable to the Company or to which the Company is a party or by which it (or any of its properties or assets) is bound, that will prevent the use by the Company, after the Closing Date, of the properties and assets owned by, the business conducted by or the services rendered by the Company on the date hereof, in each case on substantially the same basis as the same are used, owned, conducted or rendered on the date hereof. The Company has in force, and is in compliance with, in all material respects, all material governmental permits, licenses, exemptions, consents, authorizations and approvals used in or required for the conduct of their business as presently conducted, all of which shall continue in full force and effect, without requirement of any filing or the giving of any notice and without modification thereof, following the consummation of the transactions contemplated hereby. The Company has not received any written notice of, and to the best knowledge of the Company or any Member, there are no inquiries, proceedings or investigations pending which relate to or which could result in the revocation or modification of any such permit, license, exemption, consent, authorization or approval.

         2.16 Major Customers. Schedule 2.16 sets forth a complete and correct list of the ten largest customers of the Company, in terms of revenue attributable to such customers during the seven months ended July 31, 1999, showing the amount of revenue attributable to each such customer during such period. Except as set forth and described in Schedule 2.16, to the best knowledge of the Company or any Members, the Company has not received any written notice or other communication (written or oral) from any of the customers listed in Schedule 2.16 hereto terminating or reducing in any material respect, or setting forth an intention to terminate or reduce in the future, or otherwise reflecting a material adverse change in, the business relationship between such customer and the Company.

         2.17 Consultants, Sales Representatives and Other Agents. Schedule 2.17 hereto sets forth a complete and correct list of the names and addresses of each consultant, sales representative or other agent (other than any such person performing solely clerical functions) currently engaged by the Company who is not an employee of the Company, the commission rates or other compensation applicable with respect to each such person and the amount of commissions or other compensation earned by each such person for the seven month period ended July 31, 1999. Complete and correct copies of all current agreements between the Company and any such person have previously been delivered or made available by the Company to the Parent.

         2.18 Accounts Receivable. All accounts receivable of the Company reflected on the Balance Sheet (i) arose from bona fide transactions in the ordinary course of business and consistent with past practice, and (ii) except as set forth on Schedule 2.18, are owned by the Company free and clear of any security interest, lien, encumbrance, or claims, and (iii) are accurately and fairly reflected on the Balance Sheet, or, with respect to accounts receivable of the Company created after the date of the Balance Sheet, are accurately and fairly reflected in the books and records of the Company. The reserves for bad debts reflected on the Balance Sheet were calculated in accordance with generally accepted accounting principles consistent with past practice and are adequate.

         2.19 Insurance. Schedule 2.19 hereto is a true and complete list of all insurance policies carried by the Company with respect to its business, together with, in respect of each such policy, the name of the insurer, the number of the policy, the annual policy premium payable therefor, the limits of coverage, the deductible amount (if any), the expiration date thereof and each pending claim thereunder. Complete and correct copies of each certificate of insurance have previously been delivered or made available by the Company to the Parent. All such policies are in full force and effect. All premiums due thereon have been paid in a timely manner.

     2.20 Bank Accounts; Powers of Attorney. Schedule 2.20 sets forth a complete and correct list showing:

     (i) all bank accounts of the Company, together with, with respect to each such account, the account number, the names of all signatories thereof, the authorized powers of each such signatory and the approximate balance thereof on the date of this Agreement; and

     (ii) the names of all persons holding powers of attorney from the Company and a summary statement of the terms thereof.

         2.21 Minute Books, etc. The organizational proceedings and other records of the Company are complete and correct in all material respects and contain accurate and complete records of all meetings or written consents to action of the Members of the Company and accurately reflect all actions of the Company which are required by applicable law to be passed upon by the Members of the Company.

         2.22 Related Person Indebtedness and Contracts. Schedule 2.22 sets forth a complete and correct summary of all contracts, commitments, arrangements and understandings not described elsewhere in this Agreement between the Company and any of the following (collectively, "Related Persons"): (i) the Members, the Pile Stockholders or Richards; (ii) the spouses and children of any of the Pile Stockholders or Richards (collectively, "near relatives"); (iii) any trust for the benefit of any of the Members, the Pile Stockholders or Richards or any of their respective near relatives; or (iv) any corporation, partnership, joint venture or other entity or enterprise owned or controlled by any of the Members, the Pile Stockholders or Richards or by any of their respective near relatives. All amounts contributed by the Members to the Company have been treated as contributions to Company equity and have not been treated as, nor do they constitute, indebtedness of the Company to its Members.

         2.23 Brokers; Payments. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or the Members. The Company has suspended or terminated, and has the legal right to terminate or suspend, all negotiations and discussions of Acquisition Transactions (as defined in Section 6.3) with parties other than Parent. No valid claim exists against the Company or, based on any action by the Company, against the Company or the Parent for payment of any "topping," "break-up" or "bust-up" fee or any similar compensation or payment arrangement as a result of the transactions contemplated hereby.

         2.24 Company Action. Each of the Board of Representatives of the Company and the Members of the Company, by unanimous written consent or at a meeting duly called and held, have approved this Agreement in accordance with the provisions of the DLLCA.

         2.25 Year 2000 Matters. To the best of the Company's knowledge, those portions of the management information systems (including all computer hardware and software owned, licensed or otherwise used by the Company) supplied by third parties other than Thunderstone or Expansion Program International, Inc. will not perform differently and experience any material malfunctions or usage problems due to the change in the calendar year from 1999 to the year 2000. Those portions of the management information systems (including all computer hardware and software owned, licensed or otherwise used by the Company) supplied by the Company, Pile, Thunderstone or Expansion Program International, Inc. will not perform differently and experience any material malfunctions or usage problems due to the change in the calendar year from 1999 to the year 2000, except to the extent that such problems are caused by software or data supplied by third parties.

         2.26 Disclosure. No representation or warranty by the Company or the Members contained in this Agreement and no statement contained, when considered together as a whole, in any of the Disclosure Schedules delivered or to be delivered pursuant to this Agreement by the Company contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE MEMBERS

         3.1 Authorization; etc. The Members severally and not jointly represent and warrant to the Parent as of the date of this Agreement and as of the Closing Date, as follows:

     (i) Each of the Members is the sole and exclusive owner of the Company Membership Interests of the Company set forth opposite its name in Schedule 2.4 hereto, free and clear of any claims, liens, pledges, options, rights of first refusal or other encumbrances or restrictions of any nature whatsoever (other than restrictions on transfer imposed under applicable securities laws), and, except as set forth on Schedule 2.4 hereto, there are no agreements, arrangements or understandings to which such Member is a party (other than this Agreement and the Limited Liability Company Agreement) involving the purchase, sale or other acquisition or disposition of the Company Membership Interests owned by such Member;

     (ii) As to Pile (which representations shall be deemed to be made only by Pile for all purposes under this Agreement): (a) a complete and correct list of the holders of equity securities of Pile as well as the number of shares of such securities held by each is set forth on Schedule 3.1(ii) and (b) there are no outstanding options, warrants or other rights to purchase, or any securities convertible into or exchangeable for, equity securities of Pile, and there are no agreements, arrangements or understandings to which Pile is a party or by which it is bound pursuant to which Pile is or may be required to issue additional equity securities of Pile;

     (iii) As to Thunderstone (which representations shall be deemed to be made only by Thunderstone for all purposes under this Agreement): (a) a complete and correct list of the holders of membership interests of Thunderstone as well as the percentage of the Thunderstone membership interests held by each is set forth on Schedule 3.1(iii) and (b) there are no outstanding options, warrants or other rights to purchase, or any securities convertible into or exchangeable for, membership interests of Thunderstone, and there are no agreements, arrangements or understandings to which Thunderstone is a party or by which it is bound pursuant to which Thunderstone is or may be required to issue additional membership interests of Thunderstone;

     (iv) Such Member shall at the Closing, deliver or cause to be delivered to the Parent an assignment of all Company Membership Interests owned by such Member, such transfer to be free and clear of any claims, liens, pledges, options, rights of first refusal or other encumbrances or restrictions of any nature whatsoever (other than restrictions imposed under applicable securities laws);

     (v)  Such  Member  has all  necessary  legal  capacity,  right,  power  and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and this Agreement constitutes a valid and binding obligation of such Member enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors, rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or in equity; and

     (vi) The execution and delivery of this Agreement by such Member and the consummation of the transactions contemplated hereby will not (A) violate or conflict with any provision of any partnership agreement or other constitutional documents of any such Member that is constituted as a general or limited partnership, limited liability company or corporation, (B) breach, violate or constitute an event of default (or an event which with the lapse of time or the giving of notice or both would constitute an event of default) under, give rise to any right of termination, cancellation, modification or acceleration under or require any consent or the giving of any notice under, any note, bond, indenture, mortgage, security agreement, lease, license, franchise, permit, agreement or other instrument or obligation to which such Member is a party, or by which such Member or the Company Membership Interests held by such Member may be bound, or result in the creation of any material lien, claim or encumbrance or other right of any third party of any kind whatsoever upon the properties or assets of such Member pursuant to the terms of any such instrument or obligation, which breach, violation or event of default would have a material adverse effect on such Member's ability to perform such Member's obligations hereunder, or (C) to such Member's best knowledge, violate or conflict with any law, statute, ordinance, code, rule, regulation, judgment, order, writ, injunction, decree or other instrument of any court or governmental or regulatory body, agency or authority applicable to such Member or by which such the Company Membership Interests held by such Member may be bound.

         3.2      Parent Common Stock.

         Each Member acknowledges, represents and warrants to the Parent as follows:

     (i) Such Member understands that the shares of Parent Common Stock to be issued to such Member pursuant to Article I of this Agreement will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law by reason of specific exemptions under the provisions thereof which depend in part upon the other representations and warranties made by the Member in this Agreement. Such Member understands that the Parent is relying, in part, upon the Member's representation and warranties contained in this Section 3.2 for the purpose of determining whether this transaction meets the requirements for such exemptions.

     (ii) Such Member has such knowledge, skill and experience in business, financial and investment matters so that the Member is capable of evaluating the merits and risks of an investment in the Parent Common Stock pursuant to the transactions contemplated by this Agreement or to the extent that the Member has deemed it appropriate to do so, the Member has relied upon appropriate professional advice regarding the tax, legal and financial merits and consequences of an investment in Parent Common Stock pursuant to the transactions contemplated by this Agreement.

     (iii) Such Member has made, either alone or together with the Member's advisors, such independent investigation of the Parent, its management and related matters as the Member deems to be, or such advisors have advised to be, necessary or advisable in connection with an investment in the Parent Common Stock through the transactions contemplated by this Agreement; and the Member and advisors have received all information and data that the Member and such advisors believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Parent Common Stock pursuant to the transactions contemplated by this Agreement.

       (iv) Such Member has reviewed the Member's financial condition and commitments, alone and together with the Member's advisors, and, based on such review, the Member is satisfied that (A) the Member has available adequate means and resources of providing for the Member's financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that he could bear the risk of loss of the Member's entire investment in the Parent Common Stock, and (B) the Member is capable of bearing the economic risk of an investment in the Parent Common Stock for the indefinite future. Such Member shall furnish any additional information about the Member reasonably requested by the Parent to assure the compliance of this transaction with applicable federal and state securities laws.

     (v) Such Member understands that the shares of the Parent Common Stock to be received by the Member in the transactions contemplated hereby will be "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "SEC") promulgated thereunder provide in substance that the Member may dispose of such shares only pursuant to an effective registration statement under the Securities Act or an exemption from registration if available. Such Member further understands that, except as provided in Article XIV, the Parent has no obligation or intention to register the sale of any of the shares of the Parent Common stock to be received by the Member in the transactions contemplated hereby, or take any other action so as to permit sales pursuant to, the Securities Act. Accordingly, except as provided in Article XIV, the Member understands that the Member may dispose of such shares only in transactions which are of a type exempt from registration under the Securities Act, including (without limitation) a "private placement," in which event the transferee will acquire such shares as "restricted securities" and subject to the same limitations as in the hands of the Member. Such Member further understands that applicable state securities laws may impose additional constraints upon the sale of securities. As a consequence, the Member understands that, except as provided in Article XIV, the Member may have to bear the economic risk of an investment in the Parent Common Stock to be received by the Member pursuant to the transactions contemplated hereby for an indefinite period of time.

     (vi) Except as provided in Article XIV, such Member is acquiring shares of the Parent Common Stock pursuant to the transactions contemplated hereby for investment only and not with a view to or intention of or in connection with any resale or distribution of such shares or any interest therein.

     (vii) The certificate(s) evidencing the shares of the Parent Common Stock to be issued pursuant to the transactions contemplated hereby shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be sold or transferred in the absence of such registration or an exemption therefrom under the Securities Act of 1933, as amended, and applicable state securities laws."

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                            OF THE PILE STOCKHOLDERS

         4.1 Authorization; etc. The Pile Stockholders severally and not jointly represent to the Parent, as of the date of this Agreement and as of the Closing Date, as follows:

     (i) Each of the Pile Stockholders shall concurrently with such Pile Stockholder's execution and delivery of this Agreement, execute and deliver to Parent a written consent in which such Pile Stockholder voted all shares of common stock of Pile (the "Pile Stock") held by such stockholder in favor of the adoption of this Agreement by Pile;

     (ii) such Pile Stockholder has all necessary legal capacity, right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and this Agreement constitutes a valid and binding obligation of such Pile Stockholder enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors, rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or in equity; and

     (iii) the execution and delivery of this Agreement by such Pile Stockholder and the consummation of the transactions contemplated hereby will not (A) violate or conflict with any provision of any partnership agreement or other constitutional documents of any such Pile Stockholder that is constituted as a general or limited partnership, (B) breach, violate or constitute an event of default (or an event which with the lapse of time or the giving of notice or both would constitute an event of default) under, give rise to any right of termination, cancellation, modification or acceleration under or require any consent or the giving of any notice under, any note, bond, indenture, mortgage, security agreement, lease, license, franchise, permit, agreement or other instrument or obligation to which such Pile Stockholder is a party, or by which such Pile Stockholder or the Pile Stock held by such Pile Stockholder may be bound, or result in the creation of any material lien, claim or encumbrance or other right of any third party of any kind whatsoever upon the properties or assets of such Pile Stockholder pursuant to the terms of any such instrument or obligation, which breach, violation or event of default would have a material adverse effect on such Pile Stockholder's ability to perform such Pile
Stockholder's obligations hereunder, or (C) to such Pile Stockholder's best knowledge, violate or conflict with any law, statute, ordinance, code, rule, regulation, judgment, order, writ, injunction, decree or other instrument of any court or governmental or regulatory body, agency or authority applicable to such Pile Stockholder or by which such the Pile Stock held by such Pile Stockholder may be bound.

         4.2      Parent Common Stock.

         Each Pile Stockholder acknowledges, represents and warrants to the Parent as follows:

     (i) Such Pile Stockholder understands that the shares of Parent Common Stock to be issued to Pile pursuant to Article I of this Agreement which may be transferred to such Pile Stockholder will not have been registered under the Securities Act, or any state securities law by reason of specific exemptions under the provisions thereof which depend in part upon the other representations and warranties made by the Pile Stockholder in this Agreement. Such Pile Stockholder understands that the Parent is relying, in part, upon the Pile Stockholder's representation and warranties contained in this Section 4.2 for the purpose of determining whether this transaction meets the requirements for such exemptions.

     (ii) Such Pile Stockholder has such knowledge, skill and experience in business, financial and investment matters so that the Pile Stockholder is capable of evaluating the merits and risks of an investment in the Parent Common Stock pursuant to the transactions contemplated by this Agreement or to the extent that the Pile Stockholder has deemed it appropriate to do so, the Pile Stockholder has relied upon appropriate professional advice regarding the tax, legal and financial merits and consequences of an investment in Parent Common Stock pursuant to the transactions contemplated by this Agreement.

     (iii) Such Pile Stockholder has made, either alone or together with the Pile Stockholder's advisors, such independent investigation of the Parent, its management and related matters as the Pile Stockholder deems to be, or such advisors have advised to be, necessary or advisable in connection with an investment in the Parent Common Stock through the transactions contemplated by this Agreement; and the Pile Stockholder and advisors have received all information and data that the Pile Stockholder and such advisors believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Parent Common Stock pursuant to the transactions contemplated by this Agreement.

     (iv) Such Pile Stockholder has reviewed the Pile Stockholder's financial condition and commitments, alone and together with the Pile Stockholder's advisors, and, based on such review, the Pile Stockholder is satisfied that (A) the Pile Stockholder has available adequate means and resources of providing for the Pile Stockholder's financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that he could bear the risk of loss of Pile's entire investment in the Parent Common Stock which may be transferred to such Pile Stockholder, and (B) the Pile Stockholder is capable of bearing the economic risk of an investment in the Parent Common Stock for the indefinite future. Such Pile Stockholder shall furnish any additional information about the Pile Stockholder reasonably requested by the Parent to assure the compliance of this transaction with applicable federal and state securities laws.

     (v) Such Pile Stockholder understands that the shares of the Parent Common Stock to be received by Pile which may be transferred to such Pile Stockholder in the transactions contemplated hereby will be "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the SEC promulgated thereunder provide in substance that the Pile Stockholder may dispose of such shares only pursuant to an effective registration statement under the Securities Act or an exemption from registration if available. Such Pile Stockholder further understands that, except as provided in Article XIV, the Parent has no obligation or intention to register the sale of any of the shares of the Parent Common stock to be received by Pile which may be transferred to such Pile Stockholder in the transactions contemplated hereby, or take any other action so as to permit sales pursuant to, the Securities Act. Accordingly, except as provided in Article XIV, the Pile Stockholder understands that the Pile Stockholder may dispose of such shares only in transactions which are of a type exempt from registration under the Securities Act, including (without limitation) a "private placement," in which event the transferee will acquire such shares as "restricted securities" and subject to the same limitations as in the hands of the Pile Stockholder. Such Pile Stockholder further understands that applicable state securities laws may impose additional constraints upon the sale of securities. As a consequence, the Pile Stockholder understands that, except as provided in Article XIV, the Pile Stockholder may have to bear the economic risk of an investment in the Parent Common Stock to be received by Pile which may be transferred to such Pile Stockholder pursuant to the transactions contemplated hereby for an indefinite period of time.

     (vi) Except as provided in Article XIV, such Pile Stockholder is acquiring any shares of the Parent Common Stock transferred to such Pile Stockholder by Pile in connection with the transactions contemplated hereby for investment only and not with a view to or intention of or in connection with any resale or distribution of such shares or any interest therein.

     (vii) The certificate(s) evidencing the shares of the Parent Common Stock to be issued pursuant to the transactions contemplated hereby shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be sold or transferred in the absence of such registration or an exemption therefrom under the Securities Act of 1933, as amended, and applicable state securities laws."

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                                   OF RICHARDS

         5.1 Authorization; etc. Richards represents and warrants to the Parent, as of the date of this Agreement and as of the Closing Date, as follows:

     (i) He shall concurrently with his execution and delivery of this Agreement, execute and deliver to Parent a written consent in which he approved the adoption of this Agreement by Thunderstone;

     (ii) He has all necessary legal capacity, right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and this Agreement constitutes a valid and binding obligation of him enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors, rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or in equity; and

     (iii) the execution and delivery of this Agreement by him and the consummation of the transactions contemplated hereby will not (A) breach, violate or constitute an event of default (or an event which with the lapse of time or the giving of notice or both would constitute an event of default) under, give rise to any right of termination, cancellation, modification or acceleration under or require any consent or the giving of any notice under, any note, bond, indenture, mortgage, security agreement, lease, license, franchise, permit, agreement or other instrument or obligation to which he is a party, or by which he or the membership interests of Thunderstone may be bound, or result in the creation of any material lien, claim or encumbrance or other right of any third party of any kind whatsoever upon the properties or assets of him pursuant to the terms of any such instrument or obligation, which breach, violation or event of default would have a material adverse effect on his ability to perform his obligations hereunder, or (B) to his best knowledge, violate or conflict with any law, statute, ordinance, code, rule, regulation, judgment, order, writ, injunction, decree or other instrument of any court or governmental or regulatory body, agency or authority applicable to him or by which the membership interests of Thunderstone held by him may be bound.

         5.2      Parent Common Stock.

          Richards acknowledges, represents and warrants to the Parent as follows:

     (i) He understands that the shares of Parent Common Stock to be issued to Thunderstone pursuant to Article I of this Agreement which may be transferred to him will not have been registered under the Securities Act, or any state securities law by reason of specific exemptions under the provisions thereof which depend in part upon the other representations and warranties made by the him in this Agreement. He understands that the Parent is relying, in part, upon his representation and warranties contained in this Section 4.2 for the purpose of determining whether this transaction meets the requirements for such exemptions.

     (ii) He has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Parent Common Stock pursuant to the transactions contemplated by this Agreement or to the extent that the he has deemed it appropriate to do so, he has relied upon appropriate professional advice regarding the tax, legal and financial merits and consequences of an investment in Parent Common Stock pursuant to the transactions contemplated by this Agreement.

     (iii) He has made, either alone or together with his advisors, such independent investigation of the Parent, its management and related matters as he deems to be, or such advisors have advised to be, necessary or advisable in connection with an investment in the Parent Common Stock through the transactions contemplated by this Agreement; and he and his advisors have received all information and data that he and such advisors believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Parent Common Stock pursuant to the transactions contemplated by this Agreement.

     (iv) He has reviewed his financial condition and commitments, alone and together with his advisors, and, based on such review, he is satisfied that (A) he has available adequate means and resources of providing for his financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that he could bear the risk of loss of Thunderstone's entire investment in the Parent Common Stock which may be transferred to him, and (B) he is capable of bearing the economic risk of an investment in the Parent Common Stock for the indefinite future. He shall furnish any additional information about himself reasonably requested by the Parent to assure the compliance of this transaction with applicable federal and state securities laws.

     (v) He  understands  that  the  shares  of the  Parent  Common  Stock to be received by Thunderstone which may be transferred to him in the transactions contemplated hereby will be "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the SEC promulgated thereunder provide in substance that he may dispose of such shares only pursuant to an effective registration statement under the Securities Act or an exemption from registration if available. He further understands that, except as provided in Article XIV, the Parent has no obligation or intention to register the sale of any of the shares of the Parent Common stock to be received by Thunderstone which may be transferred to him in the transactions contemplated hereby, or take any other action so as to permit sales pursuant to, the Securities Act. Accordingly, except as provided in Article XIV, he understands that he may dispose of such shares only in transactions which are of a type exempt from registration under the Securities Act, including (without limitation) a "private placement," in which event the transferee will acquire such shares as "restricted securities"
and subject to the same limitations as in the hands of him. He further understands that applicable state securities laws may impose additional constraints upon the sale of securities. As a consequence, he understands that, except as provided in Article XIV, he may have to bear the economic risk of an investment in the Parent Common Stock to be received by Thunderstone which may be transferred to him pursuant to the transactions contemplated hereby for an indefinite period of time.

     (vi) Except as provided in Article XIV, he is acquiring any shares of the Parent Common Stock transferred to him by Thunderstone in connection with the transactions contemplated hereby for investment only and not with a view to or intention of or in connection with any resale or distribution of such shares or any interest therein.

     (vii) The certificate(s) evidencing the shares of the Parent Common Stock to be issued pursuant to the transactions contemplated hereby shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be sold or transferred in the absence of such registration or an exemption therefrom under the Securities Act of 1933, as amended, and applicable state securities laws."

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                                  OF THE PARENT

         The Parent represents and warrants to the Company, as of the date of this Agreement and the Closing Date, that:

         6.1 Corporate Organization. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Parent has all requisite corporate power and authority to own, operate and lease the properties and assets it now owns, operates and leases and to carry on its business as presently conducted. The Parent is duly qualified to transact business as a foreign corporation and is in good standing in the jurisdictions set forth in Schedule 6.1, which are the only jurisdictions where such qualification is required by reason of the nature of the properties and assets currently owned, operated or leased by the Parent or the business currently conducted by it, except for such jurisdictions where the failure to be so qualified would not have a Go2Net Material Adverse Effect (as defined below). The Parent has previously delivered to the Company complete and correct copies of its Certificate of Incorporation (certified by the Secretary of State of Delaware as of a recent date) and its ByLaws (certified by the Secretary of the Parent as of a recent date). Neither the Certificate of Incorporation nor the By-Laws of the Parent has been amended since the respective dates of certification thereof, nor has any action been taken for the purpose of effecting any amendment of such instruments. The term "Go2Net Material Adverse Effect" means for purposes of this Agreement, any change, event or effect that is, or would be, materially adverse to the business, operation, assets, liabilities, financial condition or results of operations of the Parent, taken as a whole.

         6.2 Authorization. The Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly approved by the Board of Directors of the Parent, and no other corporate proceedings on the part of the Parent are necessary to approve and authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Parent and constitutes the valid and binding agreement of the Parent, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law).

         6.3 Consents and Approvals; No Violations. Subject to compliance with applicable federal and state securities laws, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not:
(i) violate or conflict with any provisions of the Certificate of Incorporation or By-Laws of the Parent; (ii) breach, violate or constitute an event of default (or an event which with the lapse of time or the giving of notice or both would constitute an event of default) under, give rise to any right of termination, cancellation, modification or acceleration under, or require any consent or the giving of any notice under, any note, bond, indenture, mortgage, security agreement, lease, license, franchise, permit, agreement or other instrument or obligation to which the Parent is a party, or by which it or any of its properties or assets may be bound, or result in the creation of any lien, claim or encumbrance of any kind whatsoever upon the properties or assets of the Parent pursuant to the terms of any such instrument or obligation, other than any breach, violation, default, termination, cancellation, modification or acceleration which would not have a Go2Net Material Adverse Effect; (iii) violate or conflict with any law, statute, ordinance, code, rule, regulation, judgment, order, writ, injunction or decree or other instrument of any Federal, state, local or foreign court or governmental or regulatory body, agency or authority applicable to the Parent or by which any of its properties or assets may be bound, except for such violations or conflicts which would not have a Go2Net Material Adverse Effect; or (iv) require, on the part of the Parent, any filing or registration with, or permit, license, exemption, consent, authorization or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority other than any filing, registration, permit, license, exemption, consent, authorization, approval or notice which if not obtained or made would not have a Go2Net Material Adverse Effect.

         6.4 Capitalization. The authorized capital stock of the Parent consists of 499,000,000 shares of Parent Common Stock, of which 27,198,416 shares are issued and outstanding as of June 25, 1999 and 1,000,000 shares of Preferred Stock, of which 300,000 shares are designated Series A Convertible Preferred Stock and of which 300,000 shares are issued and outstanding as of June 25, 1999. All of the issued and outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and nonassessable, and none of such shares has been issued in violation of any applicable preemptive rights. There are no agreements or commitments to which the Parent is a party or by which it is bound for the redemption or repurchase of any shares of its capital stock. Except for options issued under the Parent's employee stock option plans, including those assumed in connection with prior acquisition transactions (collectively, the "Stock Option Plans"), there are no outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for, shares of the capital stock of the Parent, and (except as contemplated by this Agreement and except with respect to options issued under the Stock Option Plans) there are no agreements or commitments to which the Parent is a party or by which it is bound pursuant to which the Parent is or may become obligated to issue additional shares of its capital stock.

         6.5 SEC Reports and Financial Statements. The Parent has heretofore delivered or made available to the Company complete and correct copies of all reports and other filings filed by the Parent with the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (the "Acts") since and including the filing date of the Registration Statement with respect to the Parent's initial public offering (such reports and other filings collectively referred to herein as the "SEC Filings"). The SEC Filings constitute all of the documents required to be filed by the Parent under the Securities Act and Exchange Act since such date. All documents required to be filed as exhibits to the SEC Filings have been so filed, and all contracts so filed as exhibits are in full force and effect, except those which are expired in accordance with their terms, and neither Parent nor any of its subsidiaries is in default thereunder. As of their respective dates, the SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of the Parent included in the SEC Filings comply in all material respects with the published rules and regulations of the SEC with respect thereto, and such audited financial statements (i) were prepared from the books and records of the Parent, (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of the Parent as at the dates thereof and the results of operations and cash flows (or changes in financial position, for the fiscal year ended September 30, 1998 and earlier years) for the periods then ended. The unaudited financial statements included in the SEC Filings comply in all material respects with the published rules and regulations of the SEC with respect thereto; and such unaudited financial statements (i) were prepared from the books and records of the Parent, (ii) were prepared in accordance with generally accepted accounting principles, except as otherwise permitted under the Exchange Act and the rules and regulations thereunder, on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and
(iii) present fairly the financial position of the Parent as at the dates thereof and the results of operations and cash flows (or changes in financial condition) for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto. The foregoing representations and warranties in this Section 6.5 shall also be deemed to be made with respect to all filings made with the SEC on or before the Closing Date.

         6.6 Litigation. There are no suits, actions, claims, proceedings (including, without limitation, arbitral or administrative proceedings) or investigations pending or, to the knowledge of the Parent, threatened against the Parent or its properties, assets or business or, to the knowledge of the Parent, pending or threatened against any of their respective officers, directors, employees, agents or consultants in connection with their respective businesses. There are no such suits, actions, claims, proceedings or investigations pending, or, to the knowledge of the Parent, threatened challenging the validity or propriety of the transactions contemplated by this Agreement. There is no judgment, order, injunction, decree or award (whether issued by a court, an arbitrator or an administrative agency) to which the Parent is a party, or involving the Parent's properties, assets or business, which is unsatisfied or which requires continuing compliance therewith by the Parent

         6.7 Compliance with Applicable Law. The Parent is not in violation of any applicable safety, health, environmental or other law, statute, ordinance, code, rule, regulation, judgment, order, injunction, writ or decree of any Federal, state, local or foreign court or governmental or regulatory body, agency or authority having, asserting or claiming jurisdiction over it or over any part of its business, operations, properties or assets, except where any such violation would not have a Go2Net Material Adverse Effect. The Parent has not received any notice alleging any such violation, nor to the knowledge of the Parent, is there any inquiry, investigation or proceedings relating thereto.

         6.8 Brokers; Payments. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Parent.

         6.9 Disclosure. No representation or warranty by the Parent contained in this Agreement and no statement contained in any of the Disclosure Schedules delivered or to be delivered pursuant to this Agreement by the Parent contains or will contain, when considered together as a whole, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained therein not misleading, in light of the circumstances under which they were made.

         6.10 Validity of Shares. Assuming the accuracy of the representations contained in Article III, the shares of Parent Common Stock to be issued in connection with the transactions contemplated by Article I of this Agreement will, when issued in accordance with this Agreement, be duly authorized, validly issued, fully paid and nonassessable, will not be subject to any preemptive or other statutory right of stockholders, will be issued in compliance with applicable U.S. federal and state securities laws and will be free of any liens or encumbrances.

                                   ARTICLE VII

                    CONDUCT OF BUSINESS PRIOR TO THE CLOSING

         7.1 Conduct of Business of the Company. During the period commencing on the date hereof and continuing until the Closing Date, the Company and the Members agree that the Company, except as otherwise expressly contemplated by this Agreement or agreed to in writing by the Parent:

     (a) will carry on its business only in the ordinary course and consistent with past practice;

     (b) will not declare or pay any dividend on or make any other distribution (however characterized) in respect of its membership interests;

     (c) will not, directly or indirectly, redeem or repurchase, or agree to redeem or repurchase, any of its membership interests;

     (d) will not amend its Certificate of Formation or Limited Liability Company Agreement;

     (e) will not issue, or agree to issue, any membership interests, or any options, warrants or other rights to acquire membership interests, or any securities convertible into or exchangeable for membership interests;

     (f) will not combine, split or otherwise reclassify any of its membership interests;

     (g) will not form a Subsidiary;

     (h) will use its commercially reasonable best efforts to preserve intact its present business organization, keep available the services of its officers and key employees and preserve its relationships with clients and others having business dealings with it to the end that its goodwill and ongoing business shall not be materially impaired at the Closing Date;

                  (i) will not (i) make any capital expenditures individually in excess of $4,000 or in the aggregate in excess of $8,000, (ii) enter into any license, distribution, OEM, reseller, joint venture or other similar agreement,
(iii) enter into or terminate any lease of, or purchase or sell, any real property, (iv) enter into any leases of personal property involving individually in excess of $4,000 annually or in the aggregate in excess of $8,000 annually,
(v) incur or guarantee any additional indebtedness for borrowed money, (vi) create or permit to become effective any security interest, mortgage, lien, charge or other encumbrance on its properties or assets, or (vii) enter into any agreement to do any of the foregoing;

     (j) will not adopt or amend any Benefit Plan for the benefit of Employees, or increase the salary or other compensation (including, without limitation, bonuses or severance compensation) payable or to become payable to its Employees or accelerate, amend or change the period of exercisability or the vesting schedule of options granted under any stock option plan or agreements except as specifically required by the terms of such plans or agreements, or enter into any agreement to do any of the foregoing;

     (k) will not accelerate receivables or delay payables;

     (l) will promptly advise the Parent of the commencement of, or threat of (to the extent that such threat comes to the knowledge of the Company or any Member) any claim, action, suit, proceeding or investigation against, relating to or involving the Company or any of its officers, employees, agents or consultants in connection with their businesses or the transactions contemplated hereby that could reasonably be expected to have a Company Material Adverse Effect;

     (m) will use its commercially reasonable efforts to maintain in full force and effect all insurance policies maintained by the Company on the date hereof;

     (n) will not enter into any agreement to dissolve, merge, consolidate or, except in the ordinary course, sell any material assets of the Company, or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership or other business organization or division, or otherwise acquire or agree to acquire any assets in excess of $1,000 in the aggregate; and

     (o) will not change the Company's method of accounting and will not make any Tax elections that would adversely affect Parent or its subsidiaries without the consent of Parent.

         7.2 Other Negotiations. From the date of this Agreement until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Article XII, neither the Company nor any of the Members will (nor will they permit any of their respective members, stockholders, officers, directors, employees, agents, partners and affiliates on their behalf to) take any action to solicit, initiate, seek, encourage or support any inquiry, proposal or offer from, furnish any information to, or participate in any discussions or negotiations with, any corporation, partnership, person or other entity or group (other than Parent) regarding any acquisition of the Company, any merger or consolidation with or involving the Company, or any acquisition of any material portion of the stock or assets of the Company, or any equity or debt financing of the Company or any material license of Intellectual Property Rights (any of the foregoing being referred to in this Agreement as an "Acquisition Transaction") or enter into an agreement concerning any Acquisition Transaction with any party other than Parent. If between the date of this Agreement and the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Article XII, the Company receives from a third party any offer to negotiate or consummate an Acquisition Transaction, the Company shall (i) notify Parent immediately (orally and in writing) of such offer, including the identity of such party and the terms of any proposal therein, and
(ii) notify such third party of the Company's obligations under this Agreement.

                                  ARTICLE VIII

                              ADDITIONAL AGREEMENTS

         8.1 Access to Properties and Records. From the date of this Agreement until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Article XII, the Company and the Parent will provide each other and their respective accountants, counsel and other authorized advisors, with reasonable access, during business hours, to their premises and properties and their books and records (including, without limitation, contracts, leases, insurance policies, litigation files, minute books, accounts, working papers and tax returns filed and in preparation) and will cause its officers to furnish to each other and their respective authorized advisors such additional financial, tax and operating data and other information pertaining to their respective businesses as the Company or the Parent, as the case may be, shall from time to time reasonably request. All of such data and information shall be kept confidential by Parent and the Company unless and until the Closing.

         8.2 Transfer of Interests. The Members agree that they (i) shall not dispose of or in any way encumber their Company Membership Interests prior to the consummation of the transactions contemplated hereby, (ii) shall use their best efforts to cause, and take no action inconsistent with, the approval and consummation of said transactions and (iii) at the Closing shall assign to Parent all Company Membership Interests owned by them, duly endorsed for transfer.

         8.3 Reasonable Efforts; etc. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use his/her/its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including obtaining any consents, authorizations, exemptions and approvals from, and making all filings with, any governmental or regulatory authority, agency or body which are necessary in connection with the transactions contemplated by this Agreement.

         8.4 Material Events. At all times prior to the Closing Date, each party shall promptly notify the others in writing of the occurrence of any event which will or may result in the failure to satisfy any of the conditions specified in
Article X or Article XI hereof.

         8.5 Fees and Expenses. The Parent and the Company shall bear and pay all of their own fees, costs and expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, accountants, brokers and financial advisors, except that if the transactions contemplated by this Agreement are consummated, then the Members shall be responsible for all such fees, costs and expenses incurred by the Company in connection with this Agreement and the transactions contemplated hereby in excess of $50,000 and such fees, costs and expenses shall be deemed expenses of the Members and paid by the Members on a pro rata basis based on their percentage ownership of the Company on the Closing Date.

         8.6 Nasdaq National Market Listing. Parent shall cause the issuable under Section 1.3(a) (including the Escrow Shares) to be authorized for listing on The Nasdaq National Market as soon as practicable, but in no event later than thirty (30) days after the Closing Date. The Parent shall also cause any shares of Parent Common Stock issuable to the Members pursuant to Section 1.3(b) to be authorized for listing on the Nasdaq National Market as soon as practicable, but in no event later than thirty (30) days after the issuance thereof.

         8.7 Supplements to Disclosure Schedules. From time to time prior to the Closing Date, the Company shall supplement or amend the Disclosure Schedules with respect to any matter hereafter arising that, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedules or that is necessary to correct any information in the Disclosure Schedules or in any representation and warranty of the Company that has been rendered inaccurate thereby. The Disclosure Schedules delivered by the Company shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude any information contained in any subsequent supplement or amendment thereto.

         8.8 Allocation of Purchase  Price.  The Parent agrees that within sixty
(60) days of the Closing Date, it will provide the Member Representatives with its proposed allocation of the value of the Initial Consideration among the assets of the Company shown on Schedule 1.10 hereof. It is agreed by the Company, the Members and the Parent, that the Parent shall use reasonable efforts to accommodate any comments of the Member Representatives with regard to such allocation and that the final such allocation shall represent the values of the assets of the Company as finally determined in good faith and at arms' length by Parent.

                                   ARTICLE IX

                   COVENANTS OF MEMBERS AND PILE STOCKHOLDERS

         9.1 Pile and Pile Stockholders Non-competition. Each of the Pile Stockholders and Pile hereby severally and not jointly agrees that for a period of two (2) years after the date hereof, he, she or it will not, directly or indirectly, alone or as a partner, officer, director, employee, consultant, agent, independent contractor or stockholder of any company or business organization, engage in any business activity, or have a financial interest in any business activity (excepting only the ownership of not more than 5% of the outstanding securities of any class of any entity listed on an exchange or regularly traded in the over-the-counter market), which is directly or indirectly in competition with the products or services being developed, marketed, sold or otherwise provided by the Company, or which is directly or indirectly detrimental to the Company's business as of the Closing Date ("Pile Competitive Activity"). Such Pile Stockholder and Pile further agree that, for a period of two (2) years from after the date hereof, he, she or it will not in any capacity, either separately, jointly or in association with others, directly or indirectly, solicit or contact in connection with, or in furtherance of, a Pile Competitive Activity any of the Company's employees, consultants, agents, suppliers, customers or prospects that were such with respect to the Company at any time during the one year immediately preceding the date hereof or that become such with respect to the Company at any time during the one year immediately following the date hereof. Such Pile Stockholders' and Pile's obligations under this Section 9.1 shall survive the termination or cessation of his, her or its employment with the Company and shall not be limited by Article XIII hereof.

         9.2 Thunderstone Non-competition. Thunderstone hereby agrees that for a period of two (2) years after the date hereof it will not directly or indirectly, alone or as a partner, officer, director, employee, consultant, agent, independent contractor or stockholder of any company or business organization, (a) develop, or have a financial interest in developing (excepting only the ownership of not more than 5% of the outstanding securities of any class of any entity listed on an exchange or regularly traded in the over-the-counter market), search engines with similar features and functionalities to the search engine search.thunderstone.com as described in
Schedule 2.11, including any combination of the following three elements: site content aggregation, automatic categorization and domain registration scanning for new websites or (b) own or operate a metasearch engine or hold any financial stake or equity or other ownership interest in any company that has as a primary purpose to conduct generalized Internet meta- searching or license software to companies that express an intent to use such software principally for the purpose of generalized Internet meta-searching ("Thunderstone Competitive Activity"). Notwithstanding the foregoing, nothing in this Section 9.2 shall prohibit Thunderstone from licensing Texis to any third-party, except as set forth above, for the purposes of running a metasearch engine on its customary commercial terms consistent with its historic licensing activities. Thunderstone further agrees that, for a period of two (2) years from after the date hereof, it will not in any capacity, either separately, jointly or in association with others, directly or indirectly, solicit or contact in connection with, or in furtherance of, a Thunderstone Competitive Activity any of the Company's employees, consultants, agents, suppliers, customers or prospects that were such with respect to the Company at any time during the one year immediately preceding the date hereof or that become such with respect to the Company at any time during the one year immediately following the date hereof. Thunderstone's obligations under this Section 9.2 shall not be limited by Article XIII hereof.

         9.3 Allocation. The parties have entered into the non-competition agreements contained in this Article IX in consideration of a portion of the Initial Consideration equal to $200,000 ($100,000 of which is attributable to the non-competition agreement contained in Section 9.1 and $100,000 of which is attributable to the non-competition agreement contained in Section 9.2) and in consideration of the covenants and agreements contained in this Agreement as determined necessary to preserve the goodwill of the business.

                                    ARTICLE X

                        CONDITIONS TO THE OBLIGATIONS OF
                                   THE PARENT

         The obligation of the Parent to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which may be waived in writing by the Parent in their sole discretion):

         10.1 Representations and Warranties True. The representations and warranties of the Company, the Members, the Pile Stockholders and Richards which are contained in this Agreement, or contained in any Schedule, certificate or instrument delivered or to be delivered pursuant to this Agreement, shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, and at the Closing the Company shall have delivered to the Parent a certificate (signed on behalf of the Company by the President of the Company) to that effect with respect to all such representations and warranties made by the Company, and each of the Members and the Pile Stockholders and Richards shall have executed and delivered to the Parent a certificate to that effect with respect to all such representations and warranties made by the Members, the Pile Stockholders or Richards.

         10.2 Performance. The Company, the Members, the Pile Stockholders and Richards shall have performed and complied in all material respects with all of the obligations under this Agreement which are required to be performed or complied with by them on or prior to the Closing Date, and at the Closing the Company shall have delivered to the Parent a certificate (duly executed on behalf of the Company by the President and the Chief Financial Officer of the Company) to that effect with respect to all such obligations required to have been performed or complied with by the Company on or before the Closing Date, and each of the Members and the Pile Stockholders and Richards shall have executed and delivered to the Parent a certificate to that effect with respect to all such obligations required to have been performed or complied with by the Members, the Pile Stockholders and Richards on or before the Closing Date.

         10.3 Absence of Litigation. No statute, rule or regulation shall have been enacted or promulgated, and no order, decree, writ or injunction shall have been issued and shall remain in effect, by any court or governmental or regulatory body, agency or authority which restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby, and no action, suit or proceeding before any court or governmental or regulatory body, agency or authority shall have been instituted by any person (or instituted or threatened by any governmental or regulatory body, agency or authority), and no investigation by any governmental or regulatory body, agency or authority shall have been commenced with respect to the transactions contemplated hereby or with respect to the Company which would have a material adverse effect on the transactions contemplated hereby or have a Company Material Adverse Effect.

         10.4 Consents. All approvals, consents, waivers, amendments, and authorizations required to be obtained by the Company or any Member, Pile Stockholder, or Richards in connection with the transactions contemplated by this Agreement (including those identified on Schedule 2.3 and 10.4) shall have been obtained and shall be in full force and effect.

         10.5 Additional Agreements. Parent shall have received the following agreements:

     (i) Employment Offer letters, in a form satisfactory to Parent, executed by each of Aaron Flin, Bill Hall, David Flin, Warren G. Weis and Melvin C. Hollenbeck (the "Key Employees");

     (ii) Confidentiality Agreements, in a form satisfactory to Parent, executed by each of the Key Employees;

     (iii) the Escrow Agreement annexed as Exhibit A hereto, duly executed by the Members and the Escrow Agent; and

     (iv) a FIRPTA Certificate, duly executed by the Company.

         10.6 Assignments. The Members shall have each executed assignments to the Parent of all rights in and to Company Membership Interests.

         10.7 Approval. The holders of 100% of the existing Company Membership Interests shall have voted in favor of the approval of the transactions contemplated hereby.

         10.8 Payment of Indebtedness. At or prior to the Closing Date, (i) the Company shall have paid in full all outstanding indebtedness such that at the Closing the Company shall not have any outstanding indebtedness other than accounts payable incurred in the ordinary course of business and (ii) Pile shall have forgiven all outstanding loans made by it to the Company.

         10.9 Due Diligence. Parent shall have completed its investigation of the Company and its business and all legal and other due diligence to its satisfaction, in its sole discretion.

         10.10 Questionnaires. Each of the Members and Pile Stockholders and Richards shall have completed and delivered to the Parent the investor questionnaire in the form annexed as Exhibit B hereto.

         10.11 Opinion of Thompson, Hine & Flory LLP. The Company shall have delivered to Parent an opinion of Thompson, Hine & Flory LLP, special counsel to the Company in substantially the form annexed as Exhibit C hereto.

         10.12 Resignations. The Parent shall have received resignations of all representatives and officers of the Company prior to the Closing.

         10.13    Supporting Documents.

     (i) The Company shall have delivered to the Parent a certificate of an officer of the Company, dated the Closing Date, certifying on behalf of the Company (i) that attached thereto is a true and complete copy of the Limited Liability Company Agreement of such Company as in effect on the date of such certification; (ii) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Representatives of the Company authorizing the execution, delivery and performance of this Agreement; (iii) that attached thereto is a true and complete copy of all resolutions adopted by the Members of such Company authorizing the execution, delivery and performance of this Agreement; and (iv) to the incumbency and specimen signature of each officer of the Company executing on behalf of such company this Agreement and the other agreements related hereto.

     (ii) Pile shall have delivered to the Parent a certificate of an officer of Pile, dated the Closing Date, certifying on behalf of Pile (i) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of Pile authorizing the execution, delivery and performance of this Agreement; (ii) that attached thereto is a true and complete copy of all resolutions adopted by the Pile Stockholders authorizing the execution, delivery and performance of this Agreement; and (iii) to the incumbency and specimen signature of each officer of Pile executing on behalf of Pile this Agreement and the other agreements related hereto.

     (iii) Thunderstone shall have delivered to the Parent a certificate of an officer of Thunderstone, dated the Closing Date, certifying on behalf of Thunderstone (i) that attached thereto is a true and complete copy of the consent of the Managing Member and sole member of Thunderstone authorizing the execution and performance of this Agreement and (ii) to the incumbency and specimen signature of each officer of Thunderstone executing on behalf of Thunderstone this Agreement and the other agreements related hereto.

                                   ARTICLE XI

                      CONDITIONS TO THE OBLIGATIONS OF THE
                             COMPANY AND THE MEMBERS

         The obligation of the Company, the Members, the Pile Stockholders and Richards to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or prior to the Closing Date of each of the following conditions (any of which may be waived in writing by the Company and the Members in their sole discretion):

         11.1 Representations and Warranties True. The representations and warranties of the Parent contained in this Agreement, or contained in any Schedule, certificate or other instrument or document delivered or to be delivered pursuant to this Agreement, shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, and at the Closing the Parent shall have delivered to the Company and the Members a certificate (signed on its behalf by its President or its Chief

Financial Officer) to that effect with respect to all such representations and warranties made by such entity.

         11.2 Performance. The Parent shall have performed and complied in all material respects with all of the obligations under this Agreement which are required to be performed or complied with by it on or prior to the Closing Date, and at the Closing the Parent shall have delivered to the Company and the Members a certificate, signed on its behalf by its President or its Chief Financial Officer, to that effect with respect to all such obligations required to have been performed or complied with by it on or before the Closing Date.

         11.3 Absence of Litigation. No statute, rule or regulation shall have been enacted or promulgated, and no order, decree, writ or injunction shall have been issued and shall remain in effect, by any court or governmental or regulatory body, agency or authority which restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby, and no action, suit or proceeding before any court or governmental or regulatory body, agency or authority shall have been instituted by any person (or instituted or threatened by any governmental or regulatory body, agency or authority) and no investigation by any governmental or regulatory body, agency or authority shall have been commenced with respect to the transactions contemplated hereby or with respect to the Parent which would have a material adverse effect on the transactions contemplated hereby or on the business of the Parent taken as a whole.

         11.4 Consents. All approvals, consents, waivers and authorizations required to be obtained by Parent in connection with the transactions contemplated by this Agreement (including those identified on Schedule 6.3) shall have been obtained and shall be in full force and effect.

         11.5 Additional Agreements. The Parent shall have executed and delivered (and shall have agreed to cause the Company to execute and deliver immediately following the Closing Date, as applicable) counterparts of the following agreements:

     (i) the Employment Offer Letters referred to in Section 10.5(i) hereof, each executed by the Parent;

     (ii) the Escrow Agreement referred to in Section 10.5(iii) hereof, together with counterparts, duly executed by the Parent and the Escrow Agent.

         11.6     Cash and Shares of Parent Common Stock; Escrow Deposit.

                  (a) At the Closing the Parent shall deliver to the Member Representatives the cash portion of the Initial Consideration and, within ten
(10) days after the Closing Date, shares of Parent Common Stock issuable to the Members pursuant to Section 1.3(a) hereof, as provided in Section 1.6 hereof.

                  (b) As soon as practicable after the Closing and in any event within ten (10) days after the Closing, Parent shall deliver to the Escrow Agent the shares of Parent Common Stock constituting the Escrow Deposit pursuant to
Section 1.9.

         11.7 Opinion of Hutchins, Wheeler & Dittmar. Parent shall have delivered to the Company an opinion of Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel to the Parent, in substantially the form annexed as Exhibit D hereto.

         11.8 Supporting Documents. The Parent shall have delivered to the Company a certificate of the Secretary of the Parent, dated the Closing Date, certifying on behalf of the Parent (i) that attached thereto is a true and complete copy of the By-Laws of such Parent as in effect on the date of such certification; (ii) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of such Parent authorizing the execution, delivery and performance of this Agreement; and (iii) to the incumbency and specimen signature of each officer of the Parent executing on behalf of such Parent this Agreement and the other agreements related hereto.

                                   ARTICLE XII

                                   TERMINATION

     12.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

     (a) by the mutual written consent of the Company and the Parent;

     (b) by either the Company or the Parent

     (i) if any court or governmental or regulatory agency, authority or body shall have enacted, promulgated or issued any statute, rule, regulation, ruling, writ or injunction, or taken any other action, restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and all appeals and means of appeal therefrom have been exhausted; or

     (ii) if the Closing shall not have occurred on or before August 4, 1999; provided, however, that the right to terminate this Agreement pursuant to this
Section 12.1(b)(ii) shall not be available to any party whose (or whose affiliate(s)') breach of any representation or warranty or failure to perform or comply with any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

                  (c) by the  Company,  if any of the  conditions  specified  in
Article XI have not been met or waived prior to such time as such condition can no longer be satisfied; or

                  (d) by the  Parent,  if any  of the  conditions  specified  in
Article X shall not have been met or waived prior to such time as such condition can no longer be satisfied.

         12.2 Effect of Termination. In the event of termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability on the part of any of the parties hereto or (in the case of the Company and the Parent) their respective officers or directors, except for Sections 8.5 and 15.6, and the last sentence of Section 8.1, which shall remain in full force and effect, and except that nothing herein shall relieve any party from liability for a breach of this Agreement prior to the termination hereof.

                                  ARTICLE XIII

                          INDEMNIFICATION; SURVIVAL OF
                         REPRESENTATIONS AND WARRANTIES

         13.1     Indemnity Obligations.

                  (a)  Subject to  Sections  13.3 and 13.4  hereof,  each of the
Members and the Pile Stockholders hereby severally and not jointly agree to indemnify and hold the Parent harmless from, and to reimburse the Parent for, any Losses (as that term is hereinafter defined) arising out of, based upon or resulting from (i) any inaccuracy in or breach of any representation or warranty of the Company, the Members and the Pile Stockholders set forth in Article II of this Agreement or any Schedule or certificate delivered by the Company pursuant hereto; (ii) any breach or nonfulfillment of, or any failure to perform, any of the covenants, agreements or undertakings of the Company (which covenants, agreements or undertakings were to be performed or complied with on or prior to the consummation of the transactions contemplated by this Agreement) which are contained in this Agreement; (iii) any claims arising prior to the Closing which otherwise would have been covered by fire, property, casualty or liability insurance if the Company had such insurance in place for all periods prior to the Closing; or (iv) any claims arising for Taxes of the Company, Pile, Inc., or Unusual Solutions which were due prior to the Closing. For purposes of this Agreement, the term "Losses" shall mean any and all losses, damages, deficiencies, liabilities, obligations, actions, claims, suits, proceedings, demands, assessments, judgments, recoveries, fees, costs and expenses (including, without limitation, all out-of-pocket expenses, reasonable investigation expenses and reasonable fees and disbursements of accountants and counsel) of any nature whatsoever, net of insurance proceeds actually realized by Parent.

                  (b) Subject to Sections 13.3 and 13.4 hereof, each of the Members and the Pile Stockholders hereby severally and not jointly agrees to indemnify and hold the Parent harmless from, and to reimburse the Parent for, any Losses arising out of, based upon or resulting from (i) any inaccuracy in or breach of any representation or warranty of such Member or Pile Stockholder set forth in Articles III, IV, and V of this Agreement, or any Schedule or certificate delivered by such Member or Pile Stockholder pursuant hereto or thereto; or (ii) any breach or nonfulfillment of, or any failure to perform, any of the covenants, agreements or undertakings of such Member or Pile Stockholder (which covenants, agreements or undertakings were to be performed or complied with on or prior to the Closing Date) which are contained in this Agreement, or any Schedule or certificate delivered by such Member or Pile Stockholder pursuant hereto or thereto.

         13.2     Notification of Claims.

                  (a) Subject to the provisions of Section 13.3 below, in the event of the occurrence of an event pursuant to which the Parent shall seek indemnity pursuant to Section 13.1, the Parent shall provide the Member
Representatiaves, and, if such indemnity is sought against a Member or Pile Stockholder pursuant to Section 13.1(b), the party against whom indemnification is sought, with prompt written notice (a "Claim Notice") of such event and shall otherwise promptly make available to the Member Representatives, and, if applicable, such Member or Pile Stockholder, all relevant information which is material to the claim and which is in the possession of the indemnified party. Parent's failure to give a timely Claims Notice or to promptly furnish the Member Representatives, and, if applicable, such Member or Pile Stockholder, with any relevant data and documents in connection with any Third-Party Claim (as that term is hereinafter defined) shall not constitute a defense (in part or in whole) to any claim for indemnification by such party, except and only to the extent that such failure shall result in any prejudice to the indemnified party.

                  (b) The Member Representatives and, if such indemnification is sought against a Member or Pile Stockholder pursuant to Section 13.1(b) the party against whom indemnification is sought shall have the right to elect to join in, and in such event to conduct and control, through counsel of its choosing reasonably acceptable to Parent, the defense, settlement, adjustment or compromise of any claim of any third party (a "Third-Party Claim") for which indemnification will be sought by the Parent. The expense of any such defense, settlement, adjustment or compromise, including such counsel, shall be borne by the Members and Pile Stockholder with respect to indemnification sought pursuant to Section 13.1(a) and by the Members and Pile Stockholder against whom indemnification is sought with respect to indemnification sought pursuant to
Section 13.1(b); provided such expenses shall be paid from
amounts held in escrow for indemnification sought pursuant to Section 13.1(a) and from the Pro Rata Portion (as defined below) of the Escrow Deposit attributable to the party against whom indemnification is sought pursuant to
Section 13.1(b). Unless the Member Representatives, or, if applicable, the Member or Pile Stockholder, elects to assume such defense, settlement, adjustment or compromise, Parent shall have the right to settle any such Third-Party Claim; provided, however, that Parent may not effect the settlement, adjustment or compromise of any such Third-Party Claim without the written consent of the Member Representatives, or, if applicable, the Member or Pile Stockholder, which consent shall not be unreasonably withheld. In the event that the Member Representatives, or, if applicable, the Member or Pile Stockholder, has consented in writing to any such settlement, adjustment or compromise, the Members and Pile Stockholders shall have no power or authority to object to the amount of any claim by Parent against the escrow for indemnity with respect to such settlement, adjustment or compromise. The Member Representatives or, if applicable, the Member or Pile Stockholder, shall have the right to settle, adjust, or compromise any Third-Party Claim, the defense of which is controlled by the Member Representatives, or, if applicable, the Member or Pile Stockholder using amounts held in escrow; provided, however, that, unless the settlement, adjustment or compromise involves no more than the payment of an amount that is less than the amount of funds then remaining in the escrow (or with respect to indemnification sought pursuant to Section 13.1(b), the Pro Rata Portion of the Escrow Deposit attributable to the Members and Pile Stockholder against whom indemnification is sought) and provides for the unconditional release of Parent, the Company and their respective affiliates, the Members or Pile Stockholder may not effect the settlement, adjustment, compromise or satisfaction of any such Third-Party Claim without the written consent of the Parent, which consent shall not be unreasonably withheld. In connection with any Third-Party Claim, the indemnified party, or the indemnifying party if it has assumed the defense of such claim pursuant to the foregoing, shall diligently pursue the defense of such Third-Party Claim.

         13.3 Duration. All representations and warranties set forth in this Agreement and any Schedules or certificates delivered pursuant hereto or thereto, and all covenants, agreements and undertakings of the parties contained in or made pursuant to this Agreement and any Schedules or certificates delivered pursuant hereto or thereto, and the rights of the parties to seek indemnification with respect thereto, shall survive the Closing but, except in respect of any claims for indemnification as to which a Claim Notice shall have been duly given by the Parent or the Company prior to the Escrow Release Date (as defined below), all representations, warranties, covenants, agreements and undertakings of the Company, the Members and the Pile Stockholders contained in this Agreement or any certificate or Schedule delivered pursuant hereto or thereto shall expire on the first anniversary of the Closing Date (the "Escrow Release Date"). Notwithstanding the foregoing, (i) obligations provided in
Article IX and Section 14.5, arising from the breaches of the representations and warranties set forth in Sections 2.4 and 2.9 and Articles III, IV, and V and arising from fraud shall each survive the Closing Date indefinitely, and (ii) obligations arising from breaches of the representations and warranties set forth in Section 2.11 shall survive the Closing Date for two
(2) years.

         13.4 Escrow. At the Closing, the Escrow Deposit shall be delivered by Parent to the Escrow Agent, to be held for a period ending on the Escrow Release Date, except that the Escrow Deposit may be withheld after the Escrow Release Date to satisfy claims for indemnification which are the subject to a Claims Notice delivered prior to the Escrow Release Date. The Escrow Deposit shall be held and disbursed by the Escrow Agent in accordance with an Escrow Agreement in the form attached hereto as Exhibit A. For the purpose of any claim against the Escrow Deposit hereunder, the value per share of shares retained in the Escrow Deposit shall at all times be deemed to be the Closing Market Price. Except with respect to claims based on the obligations provided in Articles III, IV, V and IX and Sections 2.4, 2.9 and 14.5 and for fraud committed by the Company, or the Members, which are not limited in amount, and except with respect to claims based on the obligations provided in Section 2.11, which are limited to the aggregate amount of the Initial Consideration, if the Closing occurs, Parent agrees that the Parent's right to indemnification pursuant to this Article XIII shall constitute Parent's sole and exclusive remedy and recourse against the Members and the Pile Stockholders for Losses attributable to any inaccuracy or breach of any representation or warranty, or any breach or nonfulfillment of any failure to perform the covenants, agreements or undertakings, of the Company, the Members and the Pile Stockholders which is contained in this Agreement pursuant hereto or thereto. Notwithstanding anything herein to the contrary, the Members shall have no liability for indemnification pursuant to this Article XIII until the aggregate Losses to the Parent exceed $25,000, at which point the Members shall be liable for the full amount of such Losses to the Parent. Except
(i) with respect to claims based on fraud committed by the Company or a Member or (ii) Losses arising under Articles III, IV, V, or IX or Sections 2.4, 2.9,
2.11 or 14.5, the maximum liability of any Member or Pile Stockholder shall be limited to such party's Pro Rata Portion (as defined below) of the Escrow Deposit; provided, however, that no Member or Pile Stockholder shall have any liability for indemnification pursuant to Section 13.1(b) on account of any other such party. For purposes of this Agreement, a "Pro Rata Portion" as to the Escrow Deposit shall mean (a) with respect to a Member, that percentage of Company Membership Interests held by such Member as of the Closing Date or (b) with respect to a Pile Stockholder, the percentage equal to the product of that percentage of the equity securities of Pile which such Pile Stockholder owns as of the Closing Date multiplied by 0.51.

         13.5 No Contribution. The Members and the Pile Stockholders hereby waive, acknowledge and agree that the Members and the Pile Stockholders shall not have and shall not exercise or assert (or attempt to exercise or assert), any right of contribution or right of indemnity against the Company in connection with any indemnification payments which the Members and the Pile Stockholders are required to make under this Article XIII.

                                   ARTICLE XIV

                               REGISTRATION RIGHTS

         14.1 Registrable Shares. For purposes of this Agreement, "Registrable Shares" shall mean the shares of Parent Common Stock (or any Acquiror) issued in connection with the transactions contemplated by this Agreement, including, without limitation, the Escrow Shares; provided, however, that a distribution of shares of Parent Common Stock issued in connection with the transactions contemplated by this Agreement without additional consideration, to underlying beneficial owners (such as the general and limited partners, members, stockholders or trust beneficiaries of a Member) shall not be deemed such a sale or transfer for purposes of this Article XIV and such underlying beneficial owners shall be entitled to the same rights under this Article XIV as the initial Member from which the Registrable Shares were received and shall be deemed a Member for the purposes of this Article XIV.

         14.2 Required Registration. Parent shall prepare and file with the SEC as soon as practicable after (a) the date hereof, but in no event later than thirty (30) days after the Closing Date, a registration statement on Form S-3 (or such successor or other appropriate form) under the Securities Act with respect to the Registrable Shares issued as part of the Initial Consideration (the "Initial Registration Statement") and (b) as soon as practicable after each issuance of the Additional Shares as set forth in Section 1.3(b) hereof, but in no event later than thirty (30) days after the issuance of such Additional Shares, a registration statement on Form S-3 (or such successor or other appropriate form) under the Securities Act (each a "Subsequent Registration Statement" and, together with the Initial Registration Statement, the "Registration Statements" and each a "Registration Statement") and to effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "Blue Sky" laws and compliance with any other applicable governmental requirements or regulations) as any selling Member may reasonably request and that would permit or facilitate the sale of Registrable Shares (provided however that Parent shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction).

         14.3     Effectiveness; Suspension Right.

                  (a) Parent will use its best efforts to cause each Registration Statement to become effective under the Securities Act (including without limitation the filing of any amendments or other documents necessary for such effectiveness) and to maintain the effectiveness of (i) the Initial Registration Statement and other applicable registrations, qualifications and compliances until one year from the Closing Date and (ii) each Subsequent Registration Statement and other applicable registrations, qualifications and compliances until one year from the issuance of the Additional Shares (collectively, the "Registration Effective

Period"), and from time to time will amend or supplement each Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act, the Exchange Act and any applicable state securities statute or regulation, subject to the following limitations and qualifications.

                  (b) Following such date as each Registration Statement is first declared effective, the Members will be permitted to offer and sell the Registrable Shares registered therein during the Registration Effective Period in the manner described in the Registration Statement provided that the Registration Statement remains effective and has not been suspended.

                  (c) Notwithstanding any other provision of this Article XIV, Parent shall have the right at any time to require that all Members suspend further offers and sales of Registrable Shares pursuant to the Registration Statement whenever, and for so long as, in the reasonable judgment of Parent there is in existence material undisclosed information or events with respect to Parent (the "Suspension Right"). In the event Parent exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at the earliest time that such disclosure would not have a material adverse effect on Parent, as determined in good faith by Parent after consultation with counsel, provided that the holders of Registrable Shares will be afforded the right to effect open market offers and sales of Registrable Shares for a minimum of ten (10) trading days during each calendar quarter; provided, further, that any such suspension shall apply only for so long as "affiliates" (as defined in Rule 501 under the Securities Act of 1933) of the Parent are restricted from selling shares of Parent Common Stock. Parent will promptly give the Members written notice of any such suspension and will use all reasonable efforts to minimize the length of the suspension.

         14.4 Expenses. The costs and expenses to be borne by Parent for purposes of this Article XIV shall include, without limitation, printing expenses (including a reasonable number of prospectuses for circulation by the selling Members), legal fees and disbursements of counsel for Parent, "blue sky" expenses, accounting fees and filing fees, but shall not include underwriting commissions or similar charges, legal fees (if any) and disbursements of counsel for the selling Members.

         14.5     Indemnification.

                  (a) To the extent  permitted by law, Parent will indemnify and hold harmless each Member, any underwriter (as defined in the Securities Act) for such Member, its officers, directors, stockholders or partners and each person, if any, who controls such Member or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations
(collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state or incorporate by reference therein a material fact required to be stated or incorporated by reference therein, or necessary to make the statements included or incorporated by reference therein not misleading, or
(C) any violation or alleged violation by Parent of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Parent will pay to each such Member (and its officers, directors, stockholders or partners), underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 14.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Parent (which consent may not be unreasonably withheld); nor shall Parent be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished by any such Member expressly for use in the applicable Registration Statement, or (ii) a Violation that would not have occurred if such Member had delivered to the purchaser the version of the prospectus contained in the applicable Registration Statement most recently provided by Parent to the Member as of a date prior to such sale.

                  (b) To the extent permitted by law, each selling Member, severally and not jointly, will indemnify and hold harmless Parent, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls Parent within the meaning of the Securities Act, any underwriter, any other Member selling securities pursuant to the applicable Registration Statement and any controlling person of any such underwriter or other Member, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as, and only to the extent that, such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the Member to comply with the prospectus delivery requirements under the Securities Act, and the failure of the Member to deliver the most current prospectus contained in the applicable Registration Statement provided by Parent prior to the date of such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Member expressly for use in the applicable Registration Statement or such Violation is caused by the Member's failure to deliver to the purchaser of the Member's Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to the Member by Parent prior to the date of the sale; and each such Member will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 14.5(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 13.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Member, which consent shall not be unreasonably withheld. The aggregate indemnification and contribution liability of each Member under this Section 13.5(b) shall not exceed the net proceeds received by such Member in connection with sale of shares pursuant to the Registration Statements.

                  (c) Each person entitled to indemnification under this Section
14.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 14.5 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (d) To the extent that the indemnification provided for in this Section 14.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one had and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue of alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the


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parties'  relative intent,  knowledge,  access to information and opportunity to correct or prevent such statement or omission.

         14.6     Procedures for Sale of Shares Under Registration Statement.

                  (a) Notice and Approval. If any Member shall propose to sell (which may include an intent to sell over a specific period of time) Registrable Shares pursuant to the Registration Statement, it shall notify Parent of its intent to do so (including the proposed manner and timing of all sales) at least one (1) full trading day prior to such sale, and the provision of such notice to Parent shall conclusively be deemed to reestablish and reconfirm an agreement by such Member to comply with the registration provisions set forth in this Agreement. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by such Member expressly for inclusion in the Registration Statement (as the same may have been superseded by subsequent such information) is accurate as of the date of such notice. At any time within such one (1) trading-day period, Parent may refuse to permit the Member to resell any Registrable Shares pursuant to the Registration Statement; provided, however, that in order to exercise this right, Parent must deliver a certificate in writing to the Member to the effect that a delay in such sale is necessary because a sale pursuant to the Registration Statement in its then-current form without the addition of material, non-public information about Parent, could constitute a violation of the federal securities laws. Notwithstanding the foregoing, Parent will ensure that in any event the Members shall have at least ten (10) trading days (prorated for partial quarters) available to sell Registrable Shares during each calendar quarter (or portion thereof) from the Initial Release Date until the expiration of the applicable Registration Effective Period.

                  (b) Delivery of Prospectus. For any offer or sale of any of the Registrable Shares by a Member in a transaction that is not exempt under the Securities Act, the Member, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (or amendment of or supplement to such prospectus) contained in the Registration Statement of Parent covering the applicable Registrable Shares in the form furnished to the Member by Parent to the purchaser of any of the Registrable Shares on or before the settlement date for the purchase of such Registrable Shares.

                  (c) Copies of Prospectuses.  Subject to the provisions of this
Section 14.6, when a Member is entitled to sell and gives notice of its intent to sell Registrable Shares pursuant to the Registration Statement, Parent shall, within one (1) trading day following the request, furnish to such Member a reasonable number of copies of a supplement to or in amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not as of the date of delivery to the Member include an untrue statement of a material fact or omit to state a material fact required to be stated therein or


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




necessary to make the statement therein not misleading or incomplete in the light of the circumstances then existing.

         14.7  Transferability  of  Registration  Rights.  The rights under this
Article XIV are not transferable except (a) a transfer by will or intestacy, (b) estate planning transfers consisting of gifts to the spouse or issue of the transferee and transfers to trusts for the benefit of the spouse or issue of the transferee, (c) a transfer to the constituent partners, members or stockholders of a Member that is a partnership, limited liability company or corporation as part of a pro rata distribution of the shares of Parent Common Stock held by such partnership so long as all such transferees appoint a single representative as their attorney-in-fact for the purpose of receiving any notices and exercising their rights under this Article XIV or otherwise pursuant to Section 14.1, or (d) with the written consent of Parent.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         15.1 Amendment. This Agreement may be amended by written agreement between the Company and the Parent prior to the Closing.

         15.2 Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant or agreement contained herein may be waived only by a written notice from the party or parties entitled to the benefits thereof. No failure by any party hereto to exercise, and no delay in exercising, any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or future exercise of that right by that party.

         15.3 Notices. All notices and other communications hereunder shall be deemed given if given in writing and delivered personally, by registered or certified mail, return receipt requested, postage prepaid, via facsimile or by overnight courier to the party to receive the same at its respective address set forth below (or at such other address as may from time to time be designated by such party to the others in accordance with this Section 15.3):

                  (a)      if to the Company or the Members, to each of:

                           Pile, Inc.
                           1213 Purdue Drive
                           Davis, CA  95616
                           Facsimile:  (530) 753-6494
                           Attn:  President



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




                           Thunderstone Software LLC
                           11115 Edgewater Drive
                           Cleveland, OH  44102
                           Facsimile:  (216) 281-0828
                           Attn:  President

                           with copies to:

                           Thompson, Hine & Flory LLP
                           3900 Key Center
                           127 Public Square
                           Cleveland, OH 44114
                           Facsimile:  (216) 566-5800
                           Attention:  James B. Niehaus, Esq.

                  (b)      if to the Parent, to:

                           Go2Net, Inc.
                           999 Third Avenue
                           Seattle, WA  98104
                           Facsimile:  (206) 464-1625
                           Attention:  Michael J. Riccio, Jr.

                           with copies to:

                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, MA  02110
                           Facsimile:  (617) 951-1295
                           Attention:  Francis J. Feeney, Jr., Esq.

         All such notices and communications hereunder shall be deemed given when received, as evidenced by the signed acknowledgment of receipt of the person to whom such notice or communication shall have been personally delivered, the acknowledgment of receipt returned to the sender by the applicable postal authorities or the confirmation of delivery rendered by the applicable overnight courier service.

         15.4 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors (or, in the case of the Members, the Pile Stockholders and Richards, their respective heirs, administrators, executors and personal representatives) and permitted assigns. Neither this Agreement nor any rights, duties or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto, except that vested rights to receive payment or to initiate legal action with respect to causes of action that have accrued hereunder shall be assignable by devise, descent or operation of law.

         15.5 No Third Party Beneficiaries. Neither this Agreement or any provision hereof nor any Schedule, certificate or other instrument delivered pursuant hereto, nor any agreement to be entered into pursuant hereto or any provision hereof, is intended to create any right, claim or remedy in favor of any person or entity, other than the parties hereto and their respective successors (or, in the case of the Members, the Pile Stockholders and Richards, their respective heirs, administrators, executors and personal representatives) and permitted assigns and any other parties indemnified under Article XIII.

         15.6 Public Announcements. Promptly after the Closing, the Parent and the Company shall issue a press release in such form as they shall mutually agree. Other than as provided in the immediately preceding sentence, none of the parties hereto shall issue any reports, releases, announcements or other statements to the public relating to the transactions contemplated hereby.

         15.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.8 Headings. The article and section headings contained in this Agreement are solely for convenience of reference, are not part of the agreement of the parties and shall not be used in construing this Agreement or in any way affect the meaning or interpretation of this Agreement.

         15.9 Entire Agreement. This Agreement, and the Schedules, certificates and other instruments and documents delivered pursuant hereto, together with the other agreements referred to herein and to be entered into pursuant hereto, embody the entire agreement of the parties hereto in respect of, and there are no other agreements or understandings, written or oral, among the parties relating to, the subject matter hereof, other than the Confidentiality Agreements. This Agreement supersedes all prior agreements and understandings, written or oral, between the parties with respect to such subject matter, other than the Confidentiality Agreements.

         15.10 Governing Law. The parties hereby agree that this Agreement, and the respective rights, duties and obligations of the parties hereunder, shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof and, as to all other matters, shall be governed by and construed with the laws of the

State of Washington, without giving effect to principles of conflicts of law thereunder. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought exclusively in the Federal or state courts sitting in Seattle, Washington and any court to which an appeal may be taken in any such litigation, and (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to any such action or proceeding, for itself and in respect of its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

         15.11    Arbitration.

                  (a) Any controversy or claim arising out of or relating to this Agreement or any certificate, document or instrument provided pursuant hereto, or the breach thereof, whether common law or statutory, shall be settled exclusively by arbitration in Seattle, Washington using the American Arbitration Association and the commercial rules thereof.

                  (b) Prior to referring any matter to arbitration pursuant to the provisions hereof, any party intending to refer any matter to arbitration shall have given not less than ten (10) days prior written notice of its intention to do so to the other party together with the particulars of the matter in dispute. During such ten (10) day period, the parties shall in good faith promptly endeavor to resolve the matter that is the subject of the dispute. If the parties fail to resolve the dispute within such ten (10) day period, the party who gave such notice may proceed to refer the dispute to arbitration as provided in Section 15.11(c).

                  (c) The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within fifteen (15) days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within thirty (30) days of the appointment of the last appointed arbitrator, agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party fails to appoint an arbitrator within fifteen (15) days after receiving notice of the appointment of the first arbitrator, the first party shall have the right upon not less than five (5) days written notice to the other party to make application to the Appointing Authority (hereinafter defined) for the appointment by the other party. If the two arbitrators so appointed are unable to agree on the appointment of the chairman, then either party, or both, may in writing, request the Appointing Authority to appoint a third arbitrator who shall serve as if appointed by the two arbitrators first appointed.

                  (d) Each party shall be entitled to reasonable notice of the time and place of hearings to be held by the arbitrators (but only such hearings held for the purpose of hearing the parties and witnesses), to be present at such hearings, and to be represented by counsel at such hearings. However, if having been afforded such notice, a party shall fail, neglect, or refuse to appear at such hearings, the arbitrators may act in the absence of such party.

                  (e) As used herein, the term "Appointing Authority" shall mean a judge of the State District Court of the county in which the arbitration is to be held pursuant to Section 15.11(a).

                  (f) The arbitrators shall apply the General Corporation Law of the State of Delaware as to matters within the scope thereof and, as to all other matters, shall apply the law of the State of Washington applicable to contracts made and to be performed entirely in such state (without giving effect to the conflicts of laws provisions thereof) in determining the rights, obligations and liabilities of the parties. The arbitrators shall not have the power to alter, modify, amend, add to or subtract from any term or provision of this Agreement. In all other respects, the commercial rules of the American Arbitration Association shall govern the arbitration.

                  (g) The arbitrators shall set forth in writing their findings of fact and conclusions of law and shall render their award based thereon. The parties agree that the award of a majority of the arbitrators shall become final and binding upon each of them on the twenty- first (21st) day following delivery to the parties, and that, unless a party provides notice to the other party(ies) of its intent to appeal the arbitrators' award no later than 20 days after the arbitrators' award is rendered, thereafter judgment upon the award may be entered in any court having jurisdiction thereof and each party hereto hereby irrevocably consents and submits to the personal jurisdiction of the federal and state courts of the State of Washington for that purpose.

                  (h) The running of any statute of limitations applicable to a claim or counterclaim made in the arbitration proceeding shall be tolled during the arbitration proceeding to the extent that the claim or counterclaim was not barred by time limitations when made.

                  (i) Notwithstanding the foregoing, Buyer shall have the right to seek injunctive relief from a court of competent jurisdiction with respect to matters of specific performance under Article VIII and the non-competition agreements and employment agreements. All other matters in dispute under this Agreement or any certificate, document or instrument provided pursuant hereto shall be governed by the arbitration provisions of this Article XIV.

                  (j) The fees and expenses of the arbitrators shall be paid by the parties in the proportion determined by the arbitrators, who shall make their determination based upon the relative reasonableness of the submissions made by the parties to the arbitrators in relation to the matters in dispute.

                  (k) The failure or refusal of any party to submit to arbitration shall constitute a breach of this Agreement. Judicial action may be commenced in order to compel arbitration. If such action is commenced and if arbitration is in fact compelled, the party that shall have resisted arbitration shall be required to pay to the other parties all costs and expenses, including, without limitation, reasonable attorneys' fees, that they incur in compelling arbitration. The prevailing party in arbitration shall be entitled to its reasonable attorneys' fees and costs.

                  [Remainder of Page Intentionally Left Blank]



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




                                  GO2NET, INC.
                           COUNTERPART SIGNATURE PAGE
                         TO INTEREST PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the Parent, the Company's Members, the Pile Stockholders and Richards named below have caused this Agreement to be duly executed and delivered as an instrument under seal as of the date first above written.

                                  PARENT:

                                  GO2NET, INC.


                                  By:  /s/ Russell C. Horowitz
                                   Name:  Russell C. Horowitz
                                   Title:   Chief Executive Officer


                                   COMPANY:

                                   DOGPILE, LLC


                                   By:  /s/ Aaron Flin
                                    Name: Aaron Flin
                                    Title:   President

                                  GO2NET, INC.
                           COUNTERPART SIGNATURE PAGE
                         TO INTEREST PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the Parent, the Company's Members, the Pile Stockholders and Richards named below have caused this Agreement to be duly executed and delivered as an instrument under seal as of the date first above written.


MEMBERS:

PILE, INC.


By:   /s/Aaron Flin
     Name:
     Title


THUNDERSTONE SOFTWARE LLC


By:  /s/ P. Barton Richards
     Name:
     Title:


PILE STOCKHOLDERS:


  /s/ Aaron Flin
Aaron Flin


  /s/ Sharon Flin
Sharon Flin


  /s/ Roya Koutchekinia Flin
Roya Koutchekinia Flin

 /s/ MelvinC. Hollenbeck
Melvin C. Hollenbeck


 /s/ Warren G. Weis
Warren G. Weis


RICHARDS:


  /s/ P. Barton Richards
P. Barton Richards



         The undersigned P. Barton Richards hereby guarantees the prompt and full performance by Thunderstone of all of its obligations under this Agreement and in connection with the transactions contemplated hereunder, except solely for Thunderstone's representations and warranties relating to the Balance Sheet of Pile, Inc. Dated July 30, 1999 or the Statements of Income for Pile, Inc. for the Fiscal Period from August 1, 1998 to July 30, 1999. This guarantee does not apply to any obligations of Thunderstone arising under the License Agreement dated April 20, 1999 between Thunderstone and Dogpile for Texis (as amended), the License Agreement dated April 20, 1999 between Thunderstone and Dogpile for the Stock Quote Application Software, the Auction and Classified Applications Software Program and the Differential Newscrawler Applications Software Program (as amended), the Technical Support and Maintenance Agreement dated April 20, 1999 between Thunderstone and Dogpile (as amended), and the Data Services Agreement dated as of April 20, 1999 between Thunderstone and Dogpile (as amended).

                                                     /s/ P. Barton Richards
                                                     P. Barton Richards